This is filed pursuant to Rule 497(c).
File Nos. 333-26229 and 811-08201.

                                    ALLIANCE
--------------------------------------------------------------------------------
                                  GREATER CHINA
--------------------------------------------------------------------------------
                                    '97 FUND
--------------------------------------------------------------------------------


                        c/o Alliance Fund Services, Inc.
                                  P.O. Box 1520
                         Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618


                           Prospectus and Application


                                 August 18, 1997

================================================================================
Table of Contents                                                           Page

The Fund at a Glance ......................................................    2
Expense Information .......................................................    3
Glossary ..................................................................    4
Description of the Fund ...................................................    5
   Investment Objective ...................................................    5
   Greater China Countries ................................................    5
   Investment Policies and Practices ......................................    5
   Additional Investment Practices ........................................    6
   Certain Fundamental Investment
    Policies ..............................................................   12
   Certain Considerations and Risks .......................................   12
Purchase and Sale of Shares ...............................................   14
Management of the Fund ....................................................   17
Dividends, Distributions and Taxes ........................................   19
General Information .......................................................   20

================================================================================


                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105

                              Consultant to Adviser
                  New-Alliance Asset Management (Asia) Limited

                               The Pacific Place
                                 88 Queensway
                                    Hong Kong


Alliance Greater China '97 Fund, Inc. (the "Fund") seeks long term capital appreciation by investing at least 80% of its total assets in equity securities issued by Greater China companies.


The Fund is an open-end, non-diversified management investment company. This Prospectus sets forth concisely the information that a prospective investor should know about the Fund before investing. A "Statement of Additional Information" for the Fund dated August 18, 1997, which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.


The Fund offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase ("Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase ("Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more ("Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                               [LOGO]Alliance(R)
                                              Investing without the Mystery.(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Fund At A Glance

The following summary is qualified in its entirety by the more detailed information contained inside this Prospectus.


The Fund's Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment adviser providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $199 billion in assets under management as of June 30, 1997. Alliance provides investment management services to employee benefit plans for 29 of the FORTUNE 100 companies.


The Consultant To The Adviser Is . . .


New-Alliance Asset Management (Asia) Limited, a joint venture company headquartered in Hong Kong formed by Alliance and Sun Hung Kai Properties Limited, one of Hong Kong's preeminent property and business groups, which will provide Alliance with expertise with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, all of which significantly impact the investment environment and opportunities in the region.



The Fund

Seeks . . . Long-term capital appreciation.

Invests principally in . . . a non-diversified portfolio of equity securities of Greater China companies.


A Word About Risk . . .

The price of shares of the Fund will fluctuate as the daily prices of the individual stocks and other securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Fund involves risks not associated with funds that invest primarily in securities of U.S. issuers.

Investments in Greater China companies entail certain risks which are different from, and in certain cases, greater than, risks associated with investments in other international markets. See "Certain Considerations and Risks." In addition, because at least 80% of the Fund's portfolio will be invested in equity securities issued by Greater China companies, the Fund is subject to greater risk of being influenced by events impacting Greater China countries and therefore Greater China companies than would a fund with a more diversified portfolio. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, risks presented by more traditional investments. These risks are fully discussed in this Prospectus. An investment in the Fund may be considered for moderately aggressive long-term investors who may wish to consider investing a portion of their overall equity portfolios in the markets of Greater China countries.


Getting Started . . .

Shares of the Fund are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Fund offers several time and money saving services to investors. Be sure to ask your financial representative about:

================================================================================
                         AUTOMATIC DIVIDEND REINVESTMENT
================================================================================
                          AUTOMATIC INVESTMENT PROGRAM
================================================================================
                                RETIREMENT PLANS
================================================================================
                           SHAREHOLDER COMMUNICATIONS
================================================================================
                            DIVIDEND DIRECTION PLANS
================================================================================
                                  AUTO EXCHANGE
================================================================================
                             SYSTEMATIC WITHDRAWALS
================================================================================
                           A CHOICE OF PURCHASE PLANS
================================================================================
                             TELEPHONE TRANSACTIONS
================================================================================
                               24-HOUR INFORMATION
================================================================================

                                                               [LOGO]Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------

Shareholder Transaction Expenses are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs and annual expenses for each class of shares. The Example following the table shows the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                    Class A Shares        Class B Shares        Class C Shares
                                                                    --------------        --------------        --------------
   Maximum sales charge imposed on purchases
      (as a percentage of offering price)                                4.25%(a)               None                 None
   Sales charge imposed on dividend reinvestments                        None                   None                 None
   Deferred sales charge (as a percentage of original purchase price
      or redemption proceeds, whichever is lower)                        None(a)           4.0% during the       1% during the
                                                                                       first year, decreasing     first year,
                                                                                          1.0% annually to       0% thereafter
                                                                                            0% after the
                                                                                           fourth year(b)
   Exchange fee                                                          None                   None                 None


---------------------------------------------------------------------------------------------------------------------------

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares"--page 14.

(b) Class B shares automatically convert to Class A shares after eight years. See "Purchase and Sale of Shares--How to Buy Shares"--page 14.

Operating Expenses                                                  Class A Shares        Class B Shares        Class C Shares
                                                                    --------------        --------------        --------------
Management fees                                                          1.00%                 1.00%                 1.00%
12b-1 fees                                                                .30%                 1.00%                 1.00%
Other expenses(a)                                                        1.60%                 1.60%                 1.60%
                                                                         ----                  ----                  ----
Total fund operating expenses                                            2.90%                 3.60%                 3.60%
                                                                         ====                  ====                  ====


Example                                                           Class A     Class B+      Class B++    Class C+     Class C++
                                                                  -------     --------      ---------    --------     ---------
After 1 year                                                       $ 71          $ 77        $ 36          $ 46         $ 36
After 3 years                                                      $128          $131        $110          $110         $110

---------------------------------------------------------------------------------------------------------------------------

+   Assumes redemption at end of period.

++  Assumes no redemption at end of period.

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder account.


The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Long-term shareholders of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Fund--Distribution Services Agreement." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

The following terms are used in this Prospectus.


Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from business in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Equity securities are common and preferred stocks, securities convertible into common and preferred stocks and equity-linked debt securities, but do not include rights, warrants and options to subscribe for the purchase of common and preferred stocks.

Convertible securities are debt securities that are convertible at a stated exchange rate into common stock.

Debt securities are bonds, debentures, notes, bills, repurchase agreements and loans and other direct debt instruments, but do not include convertible securities.

Investment grade securities are debt securities rated Baa and above by Moody's Investors Service, Inc. ("Moody's") or BBB and above by Standard & Poor's Ratings Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, L.P. ("Fitch"), or determined by Alliance to be of equivalent quality.



Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").


U.S. government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.


Commission is the United States Securities and Exchange Commission.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

The Fund is a non-diversified investment company. The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. The Fund will not change these policies without notifying its shareholders. There is no guarantee that the Fund will achieve its investment objective.


INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies.


GREATER CHINA COUNTRIES


In furtherance of its investment objective, the Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth. This growth has resulted not only from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete openness to foreign investment, extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong as a world financial and trade center in its own right, with the world's ninth largest stock exchange, and with offices of many of the worlds multinational companies, has been the gateway to trade with and foreign investment in China. With the long-awaited transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to intensify, albeit with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.

Notwithstanding the, at times, considerable political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's twenty largest and its foreign exchange reserves are in the top five of all countries measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that current conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies.

Set forth below under "Certain Considerations and Risks" and in Appendix A to the Statement of Additional Information is additional information concerning the Greater China countries.


INVESTMENT POLICIES AND PRACTICES

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will not invest in debt securities other than investment grade securities. Should a debt security in which the Fund is invested be downgraded below investment grade or be determined by Alliance to have undergone a similar credit quality deterioration, the Fund will dispose of that security.


The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 20% of its net assets in loans and other direct debt securities; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options;
(vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes;
(xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries, and the Fund will utilize these policies only to the extent permissible. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


ADDITIONAL INVESTMENT PRACTICES

The Fund may engage in the following investment practices to the extent described above. Additional Information concerning certain of these practices is set forth in Appendix B of the Statement of Additional Information.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible debt securities that are rated Baa by Moody's or BBB by S&P and comparable not rated securities as determined by Alliance may share some or all of the risks of debt securities with those ratings.

Rights and Warrants. The Fund will invest in rights or warrants only if the equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, however, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of the Fund in depositary receipts are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.


Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, the Fund will not maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize their full value upon sale. Alliance will monitor the illiquidity of such securities with respect to the Fund under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Fund's Directors.

The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Illiquid securities are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Fund makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Fund to make such investments when Alliance believes there is a reasonable expectation that the Fund would be able to dispose of its investment within three years. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act, requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Greater China countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will not invest in lower-rated loans and other lower-rated direct debt instruments.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is covered if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written. There are no specific limitations on the Fund's writing and purchasing of options.

A call option is for cross-hedging purposes if the Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. The Fund may write call options for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Fund will purchase or write options on securities in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

See the Statement of Additional Information for a further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward contracts so as to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chose to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. The Fund will enter into currency swaps for hedging purposes only. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Interest rate transactions are entered into primarily to preserve a return or spread on a particular investment or portion of the Fund's portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to the Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap, cap or floor is accrued daily. The Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed, and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance incorrectly forecasts market values, interest rates and other applicable factors, the investment performance of the Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. Alliance monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. There is no percentage restriction on the Fund's ability to enter into repurchase agreements.

Short Sales. A short sale is effected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by the Fund. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon, and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance. The Board of Directors will monitor the Fund's lending of portfolio securities.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


The Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, and short-term foreign-currency denominated high-grade debt securities issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities the Fund may invest in while in a temporary defensive position, please see the Statement of Additional Information.

Portfolio Turnover. Alliance anticipates that the Fund's annual rate of turnover will not exceed 150%. A 150% annual turnover rate would occur if all of the securities in the Fund's portfolio are replaced one and one-half times in a period of one year. A

150% portfolio turnover rate is greater than that of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.


CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to the Fund are set forth in the Statement of Additional Information.

The Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry;
(ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


CERTAIN CONSIDERATIONS AND RISKS

Investment in the Fund involves, among others, the considerations and risks referred to below.

Political, Economic and Social Considerations and Interrelationships. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.


China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity. The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.


China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.


A key unknown as to China's future relates to the political uncertainty in connection with the succession to Deng who died earlier this year. Many observers have cited the potential for political instability. While his policies in many respects have effectively outdated the Communist Party and the governmental structure, both remain entrenched and only time will tell how the ruling structure will stabilize. There can be no assurance that the resulting structure will continue the capitalistic steps or be able to prevent wide economic swings and control inflation, which is in any event expected to remain high by present Western standards. In this latter regard, the existing economic weight of the current political and governmental structure currently adds to inflationary pressures and impedes economic efficiency and commerce. The Communist Party still controls access to governmental positions and closely monitors governmental action. Essentially there exists an inefficient set of parallel bureaucracies and attendant opportunities for corruption.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China itself, but on Hong Kong and Taiwan as well, could be significant.

China is heavily dependent on foreign trade, particularly with the United States, Japan and Germany. Political developments adverse to its trading partners, as well as political and social repression, could cause the United States and others to alter their trading policy towards China. For example, in the United States, the continued extension of most favored nation trading status to China is an issue of significant controversy which is reviewed regularly. Loss of that status would clearly hurt China's economy by reducing its exports. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate to Hong Kong's markets as well.

Regarding Hong Kong, although China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China, the continuation of Hong Kong's current economic system is dependent on how the government of China imposes its authority. While Deng expressed China's commitment as a "one country, two systems" philosophy, the future of Hong Kong's political and social system, including its independent judiciary, professional civil service and free press, remains unclear. While many believe that the economies of China and Hong Kong have become interdependent to such an extent that it would not be in China's interest to alter Hong Kong's present economic structure, a change of social policy or in the political structure could also have negative economic implications. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.

Investment in Greater China Countries; Risks of Foreign Investment. The securities markets of China, and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.


The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies which are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

Currency Considerations. Substantially all of the assets of the Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of the Fund's revenues will be received in these currencies. Therefore, the dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of foreign currencies relative to the U.S. Dollar. Such changes will also affect the Fund's income. The Fund will, however, consider whether to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above under "Additional Investment Practices." While it has this ability, there is no certainty as to whether these practices are available and, if so, whether and to what extent it will engage in these practices, and, if it does, whether it will be successful in doing so. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.


Extreme Governmental Action; Less Protective Laws. In contrast with the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact the Fund's investments. In the event of certain such actions, the Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders of the Fund for U.S. income tax purposes. Non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" below and in the Statement of Additional Information under "Dividends, Distributions and Taxes" and should consider with their tax advisers the specific tax consequences of investing in the Fund.


Non-Diversified Status. The Fund is a "non-diversified" investment company, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes--United States Federal Income Taxation of Dividends and Distributions" in the Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of each taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities are subject to these tests in the same manner as the securities of non-governmental issuers. The Fund's investments in U.S. Government securities, if any, are not, however, subject to these limitations. Because as a non-diversified investment company the Fund may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.


--------------------------------------------------------------------------------
                                PURCHASE AND SALE
--------------------------------------------------------------------------------
                                    OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of the Fund at a price based on the next calculation of their net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25, however, or more are allowed under the Fund's automatic investment program. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), the Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672 and may not exceed $500,000.

The Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Fund may refuse any order to purchase Fund shares. In this regard, the Fund reserves the right to restrict purchases of shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.


Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                            Initial Sales Charge
                                  as % of                       Commission to
                                 Net Amount      as % of       Dealer/Agent as %
Amount Purchased                  Invested    Offering Price   of Offering Price
--------------------------------------------------------------------------------
 Less than $100,000                 4.44%          4.25%             4.00%
--------------------------------------------------------------------------------
 $100,000 to less
 than $250,000                      3.36           3.25              3.00
--------------------------------------------------------------------------------
 $250,000 to less
 than $500,000                      2.30           2.25              2.00
--------------------------------------------------------------------------------
 $500,000 to less
 than $1,000,000                    1.78           1.75              1.50
--------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information regarding these programs.


Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the CDSC on Class B shares is set forth below.

   Year Since Purchase                                            CDSC
--------------------------------------------------------------------------------
          First                                                   4.0%
          Second                                                  3.0%
          Third                                                   2.0%
          Fourth                                                  1.0%
          Fifth                                                   None

Class B shares are subject to higher distribution fees than Class A shares for a period of eight years (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares without any initial sales charge. The Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.


Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statement of Additional Information concerning these matters.


How the Fund Values its Shares

The net asset value of each class of shares of the Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the number of outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in the Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.


General

The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and, as long as the shares are held for one year or more, no CDSC. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

The Fund offers a fourth class of shares, Advisor Class shares, by means of a separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectus for the Advisor Class shares, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.


Initial Offering

It is expected that shares of the Fund will be offered during an initial offering period, which is currently scheduled to end on August 26, 1997. During the initial offering period, Class A shares will be offered to the public at their net asset value of $10.00 per share plus a sales charge which will vary with the size of the purchase as shown in the foregoing initial sales charge table and as described in the Application and the Statement of Additional Information under "Purchase and Sale of Shares--Class A Shares." The maximum offering price of the Class A shares during the initial offering period is $10.44 per share. During the initial offering, AFD will "reallow" to dealers the entire amount of the initial sales charge on Class A shares. Class B and Class C shares will be offered during the initial offering period at their net asset value of $10.00.


During the initial offering period, the Fund will not accept subscriptions for Fund shares other than through authorized dealers and agents, and any subscription monies sent directly to the Fund will be promptly returned. In addition, under Commission regulations (e.g., Rule 15c2-4 under the Securities Exchange Act of 1934), authorized dealers and agents will not be permitted to accept subscription monies from their customers in advance of the purchase date unless appropriate arrangements are made for the temporary investment or deposit of such monies. Shares subscribed for during the Fund's initial offering period will be sold to subscribers on the purchase date, which is expected to occur on August 26, 1997 following the end of the initial offering period.



HOW TO SELL SHARES

You may "redeem", i.e., sell, your shares in the Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, the Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.



Selling Shares Directly to the Fund


Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on the Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of the shareholder's redemption sent to the shareholder's bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000, and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed the shareholder's address of record within the previous 30 calendar days.



General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.


HOW TO EXCHANGE SHARES

You may exchange your shares of the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on the Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


GENERAL

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, with exclusive authority and responsibility to conduct the management and investment program of the Fund, subject to the general supervision and control of the Directors of the Fund. As described below, Alliance has retained the Hong Kong firm of New Alliance Asset Management (Asia) Limited ("New Alliance") as a consultant to provide Alliance with its regional expertise as to conditions in and developments impacting Greater China countries. See "Management of the Fund--Consultant to the Adviser."

Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 53 registered investment companies managed by Alliance comprising more than 111 separate investment portfolios currently have over two million shareholders. As of June 30, 1997, Alliance was an investment manager of employee benefit fund assets for 29 of the Fortune 100 companies.

Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable is set forth in the Fund's Statement of Additional Information under "Management of the Fund."

Under the Advisory Agreement, the Fund pays Alliance a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets.


The person primarily responsible for the day-to-day management of the Fund is Matthew W.S. Lee, a vice president of ACMC. Prior to joining ACMC in 1997, Mr. Lee was a director of National Mutual Funds Management (Asia), responsible for managing a wide range of funds and accounts, including region and single country funds. Prior to 1994, he worked for James Capel & Co. in both London and Hong Kong, with responsibility for sales of Asian securities with a specialization in the Greater China region. Prior thereto, Mr. Lee was employed in London by

Credit Suisse Group to manage CS Tiger Fund, an open-end unit trust investing in South-East Asian equity securities.


CONSULTANT TO THE ADVISER


In connection with its provision of advisory services to the Fund, Alliance has retained at its expense as a consultant New Alliance, a joint venture company headquartered in Hong Kong which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited ("SHKP"). New Alliance provides Alliance with ongoing current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, New Alliance has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups. SHKP is one of the largest enterprises in Hong Kong measured by market capitalization and has considerable expertise in evaluating business and market conditions in Hong Kong and the other Greater China countries. Its activities complementary to property development include insurance and estate management, and SHKP is diversified as well into telecommunications and infrastructure projects.



EXPENSES OF THE FUND

In addition to the payments to Alliance under the Advisory Agreement described above, the Fund pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses, (iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospectuses and shareholder reports, (vi) costs of maintaining the Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationery and supplies, (ix) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, (x) upon the approval of the Board of Directors, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services and (xi) such promotional, shareholder servicing and other expenses as may be contemplated by the Distribution Services Agreement, described below.


DISTRIBUTION SERVICES AGREEMENT

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. The Fund has adopted a "Rule 12b-1 plan" (the "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to the Plan, the Fund pays to AFD for distribution expenses a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares. The Plan provides that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of the Fund attributable to each of Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plan provides that AFD will use the distribution services fee received from the Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plan are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in the Fund by their customers. Distribution services fees received from the Fund with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Fund with respect to Class B and Class C shares may be used for these purposes. The Plan also provides that Alliance may use its own resources to finance the distribution of the Fund's shares.

The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plan is directly tied to the expenses incurred by AFD. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and in the case of Class B and Class C shares payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect.

The Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected.


--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and distributions. Dividends and distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


FOREIGN INCOME TAXES

Investment income and capital gains received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. For further information regarding foreign taxes see "Dividends, Distribution and Taxes--Foreign Taxation" in the Statement of Additional Information.


U.S. FEDERAL INCOME TAXES


The Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that the Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves the Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's dividends is expected to qualify for the dividends-received deduction for corporate shareholders.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of the distribution.

An income dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will generally not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

The Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies the Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's federal income tax return.

Under certain circumstances, if the Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information for additional information concerning the taxation of the Fund and its shareholders. Shareholders are urged to consult their tax advisers regarding their own tax situation. Shareholders will be advised annually as to the federal tax status of income dividends and capital gain and return of capital distributions made by the Fund for the preceding year. Distributions by the Fund may be subject to state and local taxes.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.


ORGANIZATION

Alliance Greater China `97 Fund, Inc. is a Maryland corporation organized on April 30, 1997. It is anticipated that annual shareholder meetings will not be held and that shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in the Fund will be entitled to his or her share pro rata with other holders of the same class of shares of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote as a single series or class on matters, such as the election of Directors, that affect each portfolio or class in substantially the same manner. Class A, Class B, Class C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses, Class B shares convert to Class A shares after eight years and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends and distributions as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in the Statement of Additional Information.


REGISTRAR, TRANSFER AGENT AND
DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.


PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return, which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by determining, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid, and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid. The Fund's advertisements may quote performance rankings or ratings of the Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare the Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                            SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------


                         ALLIANCE GREATER CHINA '97 FUND
              (see instructions at the front of the application)



--------------------------------------------------------------------------------
                   1. YOUR ACCOUNT REGISTRATION (Please Print)
--------------------------------------------------------------------------------

|_|  INDIVIDUAL OR JOINT ACCOUNT

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Owner's Name (First Name)                (MI)          (Last Name)

     |_|_|_|-|_|_|-|_|_|_|_|
     Social Security Number (Required to open account)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Joint Owner's Name* (First Name)         (MI)          (Last Name)

     *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.


|_|  GIFT/TRANSFER TO A MINOR

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Custodian - One Name Only (First Name)   (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Minor (First Name)                       (MI)          (Last Name)

     |_|_|_|-|_|_|-|_|_|_|_|
     Minor's Social Security Number (Required to open account)

     Under the State of __________ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act


|_|  TRUST ACCOUNT

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trustee

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust (cont'd)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|      |_|_|_|_|_|_|_|_|_|
     Trust Dated                        Tax ID or Social Security Number
                                        (Required to open account)

|_|  OTHER

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Corporation, Partnership, Investment Only Retirement Plan, or other Entity

     |_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Tax ID Number           Trustee Name (Retirement Plans Only)

--------------------------------------------------------------------------------
                                 2. YOUR ADDRESS
--------------------------------------------------------------------------------

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     City                              State                   Zip Code

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     If Non-U.S., Specify Country

     |_|_|_|-|_|_|_|-|_|_|_|_|          |_|_|_|-|_|_|_|-|_|_|_|_|
     Daytime Phone                      Evening Phone

     I am a:  |_| U.S. Citizen  |_| Non-Resident Alien  |_| Resident Alien
     |_| Other

               ---------------------------------------------------



                             For Alliance Use Only



               ---------------------------------------------------

--------------------------------------------------------------------------------
                           3. YOUR INITIAL INVESTMENT
--------------------------------------------------------------------------------

The minimum investment is $250 per fund. The maximum investment in Class B is $250,000; Class C is $1,000,000.


I hereby subscribe for shares of Alliance Greater China '97 Fund and elect distribution options as indicated.


DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS:   R    REINVEST DISTRIBUTIONS
                                                       into my fund account.
--------------------------
  BROKER/DEALER USE ONLY                          C    SEND MY DISTRIBUTIONS IN
      WIRE CONFIRM #                                   CASH to the address I
--------------------------                             have provided in Section
                                                       2. (Complete Section 4D
--------------------------                             for direct deposit to
                                                       your bank account.
                                                       Complete Section 4E for
                                                       payment to a third
                                                       party).

                                                  D    DIRECT MY DISTRIBUTIONS
                                                       TO ANOTHER ALLIANCE FUND.
                                                       Complete the appropriate
                                                       portion of Section 4A to
                                                       direct your distributions
                                                       (dividends and capital
                                                       gains) to another
                                                       Alliance Fund (the $250
                                                       minimum investment
                                                       requirement applies to
                                                       funds into which
                                                       distributions are
                                                       directed).



--------------------------------------------------------------------------------
MAKE ALL CHECKS PAYABLE TO:        CLASS OF SHARES
  ALLIANCE FUND SERVICES    ------------------------------     DISTRIBUTIONS
                                      CONTINGENT  ASSET-         OPTIONS
                             INITIAL   DEFERRED   BASED          *CIRCLE*
                             SALES      SALES     SALES    ---------------------
                             CHARGE     CHARGE    CHARGE                CAPITAL
    ALLIANCE FUND NAME          A          B         C     DIVIDENDS     GAINS
--------------------------------------------------------------------------------
Alliance Greater
  China '97 Fund              $ (160)   $  (260)  $ (360)   R  C  D     R  C  D
--------------------------------------------------------------------------------
     TOTAL INVESTMENT         $         $         $
==========================================================

MY SOCIAL SECURITY (TAX IDENTIFICATION) NUMBER IS:     |_|_|_|_|_|_|_|_|_|

--------------------------------------------------------------------------------
                           4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------

---------------------------------------
  A. AUTOMATIC INVESTMENT PLANS (AIP)
---------------------------------------

|_|  WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

                         Monthly Dollar Amount         Day of Withdrawal*
Fund Name                ($25 minimum)                 (1st thru 31st)          Circle "all" or applicable months

                                                                                All    J F M A M J J A S O N D
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                All    J F M A M J J A S O N D
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                All    J F M A M J J A S O N D
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                All    J F M A M J J A S O N D
-----------------------  ----------------------------  -----------------------  -----------------------------------

* Your bank must be a member of the National Automated Clearing House Association (NACHA).


|_|  DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to another Alliance fund within the same class of shares.

                         "From" Fund Account #
"From" Fund Name         (if existing)                 "To" Fund Name           "To" Fund Account # (if existing)

                                                                                |_| New
                                                                                |_| Existing
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                |_| New
                                                                                |_| Existing
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                |_| New
                                                                                |_| Existing
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                |_| New
                                                                                |_| Existing
-----------------------  ----------------------------  -----------------------  -----------------------------------


|_|  EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges between my fund accounts as listed below within the same class of shares.

                    "From" Fund Account #    Dollar Amount       Day of Exchange*                       "To" Fund Account #
"From" Fund Name    (if existing)            ($25 minimum)       (1st thru 31st)     "To" Fund Name      (if existing)
                                                                                                         |_| New
                                                                                                         |_| Existing
------------------  -----------------------  ------------------  ------------------  ------------------  --------------------
                                                                                                         |_| New
                                                                                                         |_| Existing
------------------  -----------------------  ------------------  ------------------  ------------------  --------------------
                                                                                                         |_| New
                                                                                                         |_| Existing
------------------  -----------------------  ------------------  ------------------  ------------------  --------------------
                                                                                                         |_| New
                                                                                                         |_| Existing
------------------  -----------------------  ------------------  ------------------  ------------------  --------------------


* Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.


-----------------------------------------
  B.  SYSTEMATIC WITHDRAWAL PLANS (SWP)
-----------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:

o $10,000 for monthly payments,    o $5,000 for bi-monthly payments,
o $4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.

|_| I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares                        Dollar Amount ($50 minimum)     Circle "all" or applicable months
                                                                                     All    J F M A M J J A S O N D
---------------------------------------------------  ------------------------------  -----------------------------------
                                                                                     All    J F M A M J J A S O N D
---------------------------------------------------  ------------------------------  -----------------------------------
                                                                                     All    J F M A M J J A S O N D
---------------------------------------------------  ------------------------------  -----------------------------------
                                                                                     All    J F M A M J J A S O N D
---------------------------------------------------  ------------------------------  -----------------------------------

                                                               (1st-31st)
     I would like to have these payments occur on or about the |        | of the
     months circled above.

PLEASE SEND MY SWP PROCEEDS TO:

     |_|  MY CHECKING ACCOUNT (via EFT) (Complete Section 4D.)

     |_|  MY ADDRESS OF RECORD (via CHECK)

     |_|  THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

-----------------------------------------
  C.  PURCHASES AND REDEMPTIONS VIA EFT
-----------------------------------------

You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

Instructions:  o    Review the information in the Prospectus about telephone
                    transaction services.

               o If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to
                    Section 4D of this application.

PURCHASES AND REDEMPTIONS VIA EFT

|_| I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

     In the case of shares purchased by check or EFT, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

------------------------
  D.  BANK INFORMATION
------------------------

This bank account information will be used for:

|_|  Distributions (Section 3)               |_|  Automatic Investments
                                                  (Section 4A)

|_|  Systematic Withdrawals (Section 4B)     |_|  Telephone Transactions
                                                  (Section 4C)

Please attach a voided check:

--------------------------------------------------------------------------------



                       Tape Pre-Printed Voided Check Here.
                 We Cannot Establish These Services Without it.



--------------------------------------------------------------------------------

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account.


For EFT transactions, the Fund requires signatures of bank account owners exactly as they appear on bank records.


-----------------------------------
  E.  THIRD PARTY PAYMENT DETAILS
-----------------------------------

This third party payee information will be used for:

|_| Distributions (Section 3)            |_| Systematic Withdrawals (Section 4B)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Address - Line 1

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Address - Line 2

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Address - Line 3

-------------------------------------
  F. REDUCED CHARGES (CLASS A ONLY)
-------------------------------------

If you, your spouse or minor children own shares in other Alliance Funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

A. RIGHT OF ACCUMULATION

|_| Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

B. STATEMENT OF INTENT

|_| I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

|_| $100,000        |_| $250,000        |_| $500,000         |_| $1,000,000

     If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.


----------------------------  ----------------------------  --------------------
Tax ID or Account #           Tax ID or Account #           Tax ID or Account #

--------------------------------------------------------------------------------
           5. SHAREHOLDER AUTHORIZATION This section MUST be completed
--------------------------------------------------------------------------------

TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

|_|  I do not elect the telephone exchange service.

|_|  I do not elect the telephone redemption by check service.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACK-UP WITHHOLDING.

--------------------------------  ----------------------------
Signature                         Date

--------------------------------  ----------------------------  ----------------
Signature                         Date                          Acceptance Date


--------------------------------------------------------------------------------
         DEALER/AGENT AUTHORIZATION For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-------------------------------------------  -----------------------------------
Dealer/Agent Firm                            Authorized Signature

-------------------------------------------  --------------  -------------------
Representative First Name                    MI              Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                            State                         Zip Code

--------------------------------(--------)--------------------------------------
Branch Number                   Branch Phone

                        ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                       THE ALLIANCE GREATER CHINA '97 FUND


--------------------------------------------------------------------------------
                          INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

TO OPEN YOUR NEW ALLIANCE ACCOUNT...

Please complete the application and mail it to:
     ALLIANCE FUND SERVICES, INC.
     P.O. BOX 1520
     Secaucus, New Jersey 07096-1520

For certified or overnight deliveries, send to:
     ALLIANCE FUND SERVICES, INC.
     500 PLAZA DRIVE
     SECAUCUS, NEW JERSEY 07094


-----------
 SECTION 1   YOUR ACCOUNT REGISTRATION (REQUIRED)
-----------

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

     --   Individuals, Joint Tenants and Gift/Transfer to a Minor:

          o Indicate your name(s) exactly as it appears on your social security card.

     --   Trust/Other:

          o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

-----------
 SECTION 2   YOUR ADDRESS (REQUIRED)
-----------
Complete in full.

-----------
 SECTION 3   YOUR INITIAL INVESTMENT (REQUIRED)
-----------

1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

-----------
 SECTION 4   YOUR SHAREHOLDER OPTIONS (COMPLETE ONLY THOSE OPTIONS YOU WANT)
-----------

A. AUTOMATIC INVESTMENT PLANS (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.

B. SYSTEMATIC WITHDRAWAL PLANS (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

C. TELEPHONE TRANSACTIONS VIA EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

D. BANK INFORMATION - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.

E. THIRD PARTY PAYMENT DETAILS - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

F. REDUCED CHARGES (CLASS A ONLY) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

-----------
 SECTION 5   SHAREHOLDER AUTHORIZATION (REQUIRED)
-----------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

IF WE CAN ASSIST YOU IN ANY WAY, PLEASE DO NOT HESITATE TO CALL US AT:
(800) 221-5672.

This is filed pursuant to Rule 497(c).
File Nos. 333-26229 and 811-08201.

                                    ALLIANCE
--------------------------------------------------------------------------------
                                  GREATER CHINA
--------------------------------------------------------------------------------
                                    '97 FUND
--------------------------------------------------------------------------------


                        c/o Alliance Fund Services, Inc.
                 P.O. Box 1520, Secaucus, New Jersey 07096-1520
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618



                           Prospectus and Application
                                 (Advisor Class)


                                 August 18, 1997

================================================================================
Table of Contents                                                           Page

The Fund at a Glance ......................................................    2
Expense Information .......................................................    3
Glossary ..................................................................    4
Description of the Fund ...................................................    5
   Investment Objective. ..................................................    5
   Greater China Countries ................................................    5
   Investment Policies and Practices ......................................    5
   Additional Investment Practices ........................................    6
   Certain Fundamental Investment
   Policies ...............................................................   12
   Certain Considerations and Risks .......................................   12
Purchase and Sale of Shares ...............................................   14
Management of the Fund ....................................................   16
Dividends, Distributions and Taxes ........................................   17
Conversion Feature ........................................................   18
General Information .......................................................   19
================================================================================

                                     Adviser
                        Alliance Capital Management L.P.
                           1345 Avenue Of The Americas
                            New York, New York 10105

                              Consultant to Adviser
                  New-Alliance Asset Management (Asia) Limited

                               Two Pacific Place
                                 88 Queensway
                                    Hong Kong



Alliance Greater China '97 Fund, Inc. (the "Fund") seeks long term capital appreciation by investing at least 80% of its total assets in equity securities issued by Greater China companies.


The Fund is an open-end, non-diversified, management investment company. This Prospectus sets forth concisely the information that a prospective investor should know about the Fund before investing. A "Statement of Additional Information" for the Fund dated August 18, 1997, which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of the Fund, which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., the Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) certain other categories of investors described in the Prospectus, including investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Fund. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                               [LOGO]Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under license from the owner, Alliance Capital Management L.P.

The Fund At A Glance

The following summary is qualified in its entirety by the more detailed information contained inside this Prospectus.

The Fund's Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment adviser providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $199 billion in assets under management as of June 30, 1997. Alliance provides investment management services to employee benefit plans for 29 of the FORTUNE 100 companies.


The Consultant To The Adviser Is . . .


New-Alliance Asset Management (Asia) Limited, a joint venture company headquartered in Hong Kong and formed by Alliance and Sun Hung Kai Properties Limited, one of Hong Kong's preeminent property and business groups, which will provide Alliance with expertise with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, all of which significantly impact the investment environment and opportunities in the region.



The Fund

Seeks . . . Long-term capital appreciation.

Invests principally in . . . a non-diversified portfolio of equity securities of Greater China companies.


A Word About Risk . . .

The price of shares of the Fund will fluctuate as the daily prices of the individual stocks and other securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Fund involves risks not associated with funds that invest primarily in securities of U.S. issuers.

Investments in Greater China companies entail certain risks which are different from, and in certain cases, greater than, risks associated with investments in other international markets. See "Certain Considerations and Risks." In addition, because at least 80% of the Fund's portfolio will be invested in equity securities issued by Greater China companies, the Fund is subject to greater risk of being influenced by events impacting Greater China countries and therefore Greater China companies than would a fund with a more diversified portfolio.

While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, risks presented by more traditional investments. These risks are fully discussed in this Prospectus. An investment in the Fund may be considered for moderately aggressive long-term investors who may wish to consider investing a portion of their overall equity portfolios in the markets of Greater China countries.


Getting Started . . .

Shares of the Fund are available through your financial representative. The Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. A shareholder's Advisor Class shares will automatically convert to Class A shares of the Fund under certain circumstances. See "Conversion Feature -- Conversion to Class A Shares." Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. Fee-based and other programs through which Advisor Class shares may be purchased may impose different requirements with respect to investment in Advisor Class shares than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."


                                                               [LOGO]Alliance(R)
                                              Investing without the Mystery.(SM)


(R)/SM These are registered marks used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                               EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs and annual expenses for Advisor Class shares of the Fund. The Example following the table shows the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                                  Advisor
                                                               Class Shares
                                                               ------------
Maximum sales charge imposed on
   purchases (as a percentage of offering price) ...........        None
Sales charge imposed on dividend reinvestments .............        None
Deferred sales charge ......................................        None
Exchange fee ...............................................        None

--------------------------------------------------------------------------------
Operating Expenses                                              Advisor Class
------------------                                              -------------
Management fees ............................................        1.00%
12b-1 fees .................................................        None
Other expenses (a) .........................................        1.60%
                                                                    ----


Total fund operating expenses (b) ..........................        2.60%
                                                                    ====

Example                                                          Advisor Class
-------                                                          -------------
After 1 year ...............................................         $26
After 3 years ..............................................         $81

--------------------------------------------------------------------------------

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.

(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

The following terms are used in this Prospectus.


Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from business in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Equity securities are common and preferred stocks, securities convertible into common and preferred stocks and equity-linked debt securities, but do not include rights, warrants and options to subscribe for the purchase of common and preferred stocks.

Convertible securities are debt securities that are convertible at a stated exchange rate into common stock.

Debt securities are bonds, debentures, notes, bills, repurchase agreements and loans and other direct debt instruments, but do not include convertible securities.

Investment grade securities are debt securities rated Baa and above by Moody's Investors Service, Inc. ("Moody's") or BBB and above by Standard & Poor's Ratings Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, L.P. ("Fitch"), or determined by Alliance to be of equivalent quality.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

U.S. government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.


Commission is the United States Securities and Exchange Commission.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

The Fund is a non-diversified investment company. The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. The Fund will not change these policies without notifying its shareholders. There is no guarantee that the Fund will achieve its investment objective.


INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies.


GREATER CHINA COUNTRIES

In furtherance of its investment objective, the Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth. This growth has resulted not only from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete openness to foreign investment, extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong as a world financial and trade center in its own right, with the world's ninth largest stock exchange, and with offices of many of the worlds multi-national companies, has been the gateway to trade with and foreign investment in China. With the long-awaited transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to intensify, albeit with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.

Notwithstanding the, at times, considerable political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's twenty largest and its foreign exchange reserves are in the top five of all countries measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that current conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies.

Set forth below under "Certain Considerations and Risks" and in Appendix A to the Statement of Additional Information is additional information concerning the Greater China countries.


INVESTMENT POLICIES AND PRACTICES

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will not invest in debt securities other than investment grade securities. Should a debt security in which the Fund is invested be downgraded below investment grade or be determined by Alliance to have undergone a similar credit quality deterioration, the Fund will dispose of that security.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 20% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 20% of its net assets in loans and other direct debt securities; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options;
(vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements;
(xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries, and the Fund will utilize these policies only to the extent permissible. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."


ADDITIONAL INVESTMENT PRACTICES

The Fund may engage in the following investment practices to the extent described above. Additional information concerning certain of these practices is set forth in Appendix B of the Statement of Additional Information.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible debt securities that are rated Baa by Moody's or BBB by S&P and comparable not rated securities as determined by Alliance may share some or all of the risks of debt securities with those ratings.

Rights and Warrants. The Fund will invest in rights or warrants only if the equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, however, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of the Fund in depositary receipts are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.


Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, the Fund will not maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g. when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize their full value upon sale. Alliance will monitor the illiquidity of such securities with respect to the Fund under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Fund's Directors.

The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Illiquid securities are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Fund makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Fund to make such investments when Alliance believes there is a reasonable expectation that the Fund would be able to dispose of its investment within three years. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act, requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Greater China countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will not invest in lower-rated loans and other lower-rated direct debt instruments.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is covered if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written. There are no specific limitations on the Fund's writing and purchasing of options.

A call option is for cross-hedging purposes if the Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. The Fund may write call options for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Fund will purchase or write options on securities in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets.

Options on Foreign Currencies. As in the case of other kinds of options the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information for a further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward contracts so as to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chose to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately

0.5% of the aggregate purchase price of the security the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. The Fund will enter into currency swaps for hedging purposes only. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Interest rate transactions are entered into primarily to preserve a return or spread on a particular investment or portion of the Fund's portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to the Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap, cap or floor is accrued daily. The Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance incorrectly forecasts market values, interest rates and other applicable factors, the investment performance of the Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member-banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. Alliance monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. There is no percentage restriction on the Fund's ability to enter into repurchase agreements.

Short Sales. A short sale is effected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by the Fund. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance. The Board of Directors will monitor the Fund's lending of portfolio securities.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, and short-term foreign-currency denominated high-grade debt securities issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities the Fund may invest in while in a temporary defensive position, please see the Statement of Additional Information.

Portfolio Turnover. Alliance anticipates that the Fund's annual rate of turnover will not exceed 150%. A 150% annual turnover rate would occur if all of the securities in the Fund's portfolio are replaced one and one-half times in a period of one year. A 150% portfolio turnover rate is greater than that of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.


CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to the Fund are set forth in the Statement of Additional Information.

The Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry;
(ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


CERTAIN CONSIDERATIONS AND RISKS

Investment in the Fund involves among others, the considerations and risks referred to below.

Political, Economic and Social Considerations and Interrelationships. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity. The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

A key unknown as to China's future relates to the political uncertainty in connection with the succession to Deng who died earlier this year. Many observers have cited the potential for political instability. While his policies in many respects have effectively outdated the Communist Party and the governmental structure, both remain entrenched and only time will tell how the ruling structure will stabilize. There can be no assurance that the resulting structure will continue the capitalistic steps or be able to prevent wide economic swings and control inflation, which is in any event expected to remain high by present Western standards. In this latter regard, the existing economic weight of the current political and governmental structure currently adds to inflationary pressures and impedes economic efficiency and commerce. The Communist Party still controls access to governmental positions and closely monitors governmental action. Essentially there exists an inefficient set of parallel bureaucracies and attendant opportunities for corruption.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China itself, but on Hong Kong and Taiwan as well, could be significant.

China is heavily dependent on foreign trade, particularly with the United States, Japan and Germany. Political developments adverse to its trading partners, as well as political and social repression, could cause the United States and others to alter their trading policy towards China. For example, in the United States, the continued extension of most favored nation trading status to China is an issue of significant controversy which is reviewed regularly. Loss of that status would clearly hurt China's economy by reducing its exports. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate to Hong Kong's markets as well.

Regarding Hong Kong, although China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China, the continuation of Hong Kong's current economic system is dependent on how the government of China imposes its authority. While Deng expressed China's commitment as a "one country, two systems" philosophy, the future of Hong Kong's political and social system, including its independent judiciary, professional civil service and free press, remains unclear. While many believe that the economies of China and Hong Kong have become interdependent to such an extent that it would not be in China's interest to alter Hong Kong's present economic structure, a change of social policy or in the political structure could also have negative economic implications. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.

Investment in Greater China Countries; Risks of Foreign Investment. The securities markets of China, and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.


The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies which are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

Currency Considerations. Substantially all of the assets of the Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of the Fund's revenues will be received in these currencies. Therefore, the dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of foreign currencies relative to the U.S. Dollar. Such changes will also affect the Fund's income. The Fund will, however, consider whether to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above under "Additional Investment Practices." While it has this ability, there is no certainty as to whether these practices are available and, if so, whether and to what extent it will engage in these practices, and if it does, whether it will be successful in doing so. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

Extreme Governmental Action; Less Protective Laws. In contrast with the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact the Fund's investments. In the event of certain such actions, the Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders of the Fund for U.S. income tax purposes. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" below and should consider with their tax advisers the specific tax consequences of investing in the Fund.

Non-Diversified Status. The Fund is a "non-diversified" investment company, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes--United States Federal Income Taxation of Dividends and Distributions" in the Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of each taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities are subject to these tests in the same manner as the securities of non-governmental issuers. The Fund's investments in U.S. Government securities, if any, are not, however, subject to these limitations. Because as a non-diversified investment company the Fund may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.


--------------------------------------------------------------------------------
                                PURCHASE AND SALE
--------------------------------------------------------------------------------
                                    OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

The Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of the Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) through a self-directed defined contribution employee benefit plan (e.g. a 401(k) plan) that has at least 1,000 participants or $25 million in assets,
(iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature."

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by AFD for investment in Advisor Class shares. Share certificates are issued only upon request. See the Subscription Application and the Statement of Additional Information for more information.

The Fund may refuse any order to purchase Advisor Class shares. In this regard, the Fund reserves the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Fund Values its Shares

The net asset value of Advisor Class shares of the Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in the Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.


Initial Offering

It is expected that Advisor Class shares of the Fund will be offered during an initial offering period, which is currently scheduled to end on August 26, 1997. During the Fund's initial offering period, Advisor Class shares will be offered at their net asset value of $10.00.

During the initial offering period, the Fund will not accept subscriptions for Advisor Class shares other than through authorized dealers and agents, and any subscription monies sent directly to the Fund will be promptly returned. In addition, under Commission regulations (e.g., Rule 15c2-4 under the Securities Exchange Act of 1934), authorized dealers and agents will not be permitted to accept subscription monies from their customers in advance of the purchase date unless appropriate arrangements are made for the temporary investment or deposit of such monies. Advisor Class shares subscribed for during the Fund's initial offering period will be sold to subscribers on the purchase date, which is expected to occur on August 26, 1997 following the end of the initial offering period.


HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in the Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, the Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative


Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.



Selling Shares Directly to the Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                             Alliance Fund Services
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on the Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of the shareholder's redemption sent to the shareholder's bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed address of record within the previous 30 calendar days.


General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.


HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of the Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on the Fund business day in order to receive that day's net asset value.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in this Prospectus. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

The Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of the Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 800-221-5672 or by contacting your financial representative.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, with exclusive authority and responsibility to conduct the management and investment program of the Fund, subject to the general supervision and control of the Directors of the Fund. As described below, Alliance has retained the Hong Kong firm of New-Alliance Asset Management (Asia) Limited ("New Alliance") as a consultant to provide Alliance with its regional expertise as to conditions in and developments impacting Greater China countries. See "Management of the Fund - Consultant to the Adviser."

Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 53 registered investment companies managed by Alliance comprising more than 111 separate investment portfolios currently have over two million shareholders. As of June 30, 1997, Alliance was an investment manager of employee benefit fund assets for 29 of the Fortune 100 companies.

Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable is set forth in the Fund's Statement of Additional Information under "Management of the Fund."

Under the Advisory Agreement, the Fund pays Alliance a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets.


The person primarily responsible for the day-to-day management of the Fund is Matthew W.S. Lee, a vice president of ACMC. Prior to joining ACMC in 1997, Mr. Lee was a director of National Mutual Funds Management (Asia), responsible for managing a wide range of funds and accounts, including region and single country funds. Prior to 1994, he worked for James Capel & Co. in both London and Hong Kong, with responsibility for sales of Asian securities with a specialization in the Greater China region. Prior thereto Mr. Lee was employed in London by Credit Suisse Group to manage CS Tiger Fund, an open-end unit trust investing in South-East Asian equity securities.


CONSULTANT TO THE ADVISER


In connection with its provision of advisory services to the Fund, Alliance has retained at its expense as a consultant New Alliance, a joint venture company headquartered in Hong Kong which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited ("SHKP"). New Alliance provides Alliance with ongoing current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, New-Alliance has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups. SHKP is one of the largest enterprises in Hong Kong measured by market capitalization and has considerable expertise in evaluating business and market conditions in Hong Kong and the other Greater China countries. Its activities complementary to property development include insurance and estate management, and SHKP is diversified as well into telecommunications and infrastructure projects.



EXPENSES OF THE FUND

In addition to the payments to Alliance under the Advisory Agreement described above, the Fund pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses, (iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospectuses and shareholder reports, (vi) costs of maintaining the Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationery and supplies, (ix) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, (x) upon the approval of the Board of Directors, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services and (xi) such promotional, shareholder servicing and other expenses as may be contemplated by the Distribution Services Agreement, described below.


DISTRIBUTION SERVICES AGREEMENT

The Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class Shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected.


--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income and capital gains received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. For further information regarding foreign taxes see "Dividends, Distributions and Taxes--Foreign Taxation" in the Statement of Additional Information.


U.S. FEDERAL INCOME TAXES


The Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that the Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves the Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's dividends is expected to qualify for the dividends-received deduction for corporate shareholders.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of the distribution.

An income dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will generally not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

The Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies the Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's federal income tax return.

Under certain circumstances, if the Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information for additional information concerning the taxation of the Fund and its shareholders. Shareholders are urged to consult their tax advisers regarding their own tax situation. Shareholders will be advised annually as to the federal tax status of income dividends and capital gain and return of capital distributions made by the Fund for the preceding year. Distributions by the Fund may be subject to state and local taxes.


--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase and Sale of Shares--How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, or to be associated with an investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase and Sale of Shares--How to Buy Shares," or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge.


DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class A shares of the Fund. Class A shares are subject to a distribution fee that may not exceed an annual rate of .30%.

The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

Shareholder Transaction Expenses are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of the Fund and estimated annual expenses for Class A shares of the Fund. The "Example" following the table below shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class A shares for the periods specified.


Class A Shares
   Maximum sales charge imposed on purchase
   (as a percentage of offering price) (a) ...................        None
                                                                  (sales charge
                                                                     waived)
   Sales charge imposed on dividend
   reinvestments .............................................        None
   Deferred sales charge (as a percentage of
   original purchase price or redemption
   proceeds, whichever is lower) .............................        None

Operating Expenses                                                    Class A
                                                                      -------
   Management fees ...........................................        1.00%
   12b-1 fees ................................................         .30%
   Other expenses (b) ........................................        1.60%
                                                                      ----
   Total fund operating expenses .............................        2.90%
                                                                      ====

Example(a)                                                            Class A
                                                                      -------
   After 1 year ..............................................         $29
   After 3 years .............................................         $90


--------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and, accordingly, the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply.

(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder account.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Long-term shareholders of Class A shares of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges totaling permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Other Expenses" for Class A shares are based on estimated amounts for the Fund's current fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.


ORGANIZATION

Alliance Greater China `97 Fund, Inc. is a Maryland corporation organized on April 30, 1997. It is anticipated that annual shareholder meetings will not be held and that shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in the Fund will be entitled to his or her share pro rata with other holders of the same class of shares of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote as a single series or class on matters, such as the election of Directors, that affect each portfolio or class in substantially the same manner. Class A, Class B, Class C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses, Class B shares convert to Class A shares after eight years and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends and distributions as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in the Statement of Additional Information.


REGISTRAR, TRANSFER AGENT AND
DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its "total return," which is computed separately for each Class of shares including the Advisor Class. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income, dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid. The Fund's advertisements may quote performance rankings or ratings of the Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare the Fund's performance to various indices.


ADDITIONAL INFORMATION

This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                            SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------

                         ALLIANCE GREATER CHINA '97 FUND


                                 ADVISOR CLASS

               (see instructions at the front of the application)



--------------------------------------------------------------------------------
                   1. YOUR ACCOUNT REGISTRATION (Please Print)
--------------------------------------------------------------------------------

|_|  INDIVIDUAL OR JOINT ACCOUNT

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Owner's Name (First Name)                (MI)          (Last Name)

     |_|_|_|-|_|_|-|_|_|_|_|
     Social Security Number (Required to open account)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Joint Owner's Name* (First Name)         (MI)          (Last Name)

     *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.


|_|  GIFT/TRANSFER TO A MINOR

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Custodian - One Name Only (First Name)   (MI)          (Last Name)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Minor (First Name)                       (MI)          (Last Name)

     |_|_|_|-|_|_|-|_|_|_|_|
     Minor's Social Security Number (Required to open account)

     Under the State of __________ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act


|_|  TRUST ACCOUNT

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trustee

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Trust (cont'd)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|      |_|_|_|_|_|_|_|_|_|
     Trust Dated                        Tax ID or Social Security Number
                                        (Required to open account)

|_|  OTHER

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name of Corporation, Partnership, Investment Only Retirement Plan, or other Entity

     |_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Tax ID Number           Trustee Name (Retirement Plans Only)

--------------------------------------------------------------------------------
                                 2. YOUR ADDRESS
--------------------------------------------------------------------------------

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Street

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     City                              State                   Zip Code

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     If Non-U.S., Specify Country

     |_|_|_|-|_|_|_|-|_|_|_|_|          |_|_|_|-|_|_|_|-|_|_|_|_|
     Daytime Phone                      Evening Phone

     I am a:  |_| U.S. Citizen  |_| Non-Resident Alien  |_| Resident Alien
     |_| Other

               ---------------------------------------------------



                             For Alliance Use Only



               ---------------------------------------------------

--------------------------------------------------------------------------------
                           3. YOUR INITIAL INVESTMENT
--------------------------------------------------------------------------------


I hereby subscribe for shares of the following Alliance Greater China '97 Fund and elect distribution options as indicated.

Dividend and Capital Gain Distribution Options:   R    Reinvest Distributions
                                                       into my fund account.
--------------------------
  BROKER/DEALER USE ONLY                          C    Send my distributions in
      WIRE CONFIRM #                                   cash to the address I
--------------------------                             have provided in Section
                                                       2. (Complete Section 4D
--------------------------                             for direct deposit to
                                                       your bank account.
                                                       Complete Section 4E for
                                                       payment to a third
                                                       party).

                                                  D    Direct my distributions
                                                       to another Alliance Fund.
                                                       Complete the appropriate
                                                       portion of Section 4A to
                                                       direct your distributions
                                                       (dividends and capital
                                                       gains) to the Advisor
                                                       Class Shares of another
                                                       Alliance Fund.


--------------------------------------------------------------------------------
Make all checks payable to:
  Alliance Fund Services         ADVISOR CLASS    DISTRIBUTIONS OPTIONS *CIRCLE*

    ALLIANCE FUND NAME                            DIVIDENDS    CAPITAL GAINS
--------------------------------------------------------------------------------
Alliance Greater China '97 Fund     $     (460)     R  C  D       R   C   D
--------------------------------------------------------------------------------
     TOTAL INVESTMENT               $
================================================

MY SOCIAL SECURITY (TAX IDENTIFICATION) NUMBER IS:     |_|_|_|_|_|_|_|_|_|

--------------------------------------------------------------------------------
                           4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------

---------------------------------------
  A. AUTOMATIC INVESTMENT PLANS (AIP)
---------------------------------------

|_|  WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).


                         Monthly Dollar Amount         Day of Withdrawal
Fund Name                ($25 minimum)                 (1st thru 31st)          Circle "all" or applicable months

                                                                                All    J F M A M J J A S O N D
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                All    J F M A M J J A S O N D
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                All    J F M A M J J A S O N D
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                All    J F M A M J J A S O N D
-----------------------  ----------------------------  -----------------------  -----------------------------------

Your bank must be a member of the National Automated Clearing House Association (NACHA).


|_|  DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.

                         "From" Fund Account #
"From" Fund Name         (if existing)                 "To" Fund Name           "To" Fund Account # (if existing)

                                                                                |_| New
                                                                                |_| Existing
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                |_| New
                                                                                |_| Existing
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                |_| New
                                                                                |_| Existing
-----------------------  ----------------------------  -----------------------  -----------------------------------
                                                                                |_| New
                                                                                |_| Existing
-----------------------  ----------------------------  -----------------------  -----------------------------------


|_|  EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                    "From" Fund Account #    Dollar Amount       Day of Exchange*                       "To" Fund Account #
"From" Fund Name    (if existing)            ($25 minimum)       (1st thru 31st)     "To" Fund Name      (if existing)
                                                                                                         |_| New
                                                                                                         |_| Existing
------------------  -----------------------  ------------------  ------------------  ------------------  --------------------
                                                                                                         |_| New
                                                                                                         |_| Existing
------------------  -----------------------  ------------------  ------------------  ------------------  --------------------
                                                                                                         |_| New
                                                                                                         |_| Existing
------------------  -----------------------  ------------------  ------------------  ------------------  --------------------
                                                                                                         |_| New
                                                                                                         |_| Existing
------------------  -----------------------  ------------------  ------------------  ------------------  --------------------


* Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.


-----------------------------------------
  B.  SYSTEMATIC WITHDRAWAL PLANS (SWP)
-----------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:

o $10,000 for monthly payments,    o $5,000 for bi-monthly payments,
o $4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.

|_| I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name                                            Dollar Amount ($50 minimum)     Circle "all" or applicable months
                                                                                     All    J F M A M J J A S O N D
---------------------------------------------------  ------------------------------  -----------------------------------
                                                                                     All    J F M A M J J A S O N D
---------------------------------------------------  ------------------------------  -----------------------------------
                                                                                     All    J F M A M J J A S O N D
---------------------------------------------------  ------------------------------  -----------------------------------
                                                                                     All    J F M A M J J A S O N D
---------------------------------------------------  ------------------------------  -----------------------------------

                                                               (1st-31st)
     I would like to have these payments occur on or about the |        | of the
     months circled above.

PLEASE SEND MY SWP PROCEEDS TO:

     |_|  MY CHECKING ACCOUNT (via EFT) (Complete Section 4D)

     |_|  MY ADDRESS OF RECORD (via CHECK)

     |_|  THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

                                                            60698GEN-REIT-AC-App

-----------------------------------------
  C.  PURCHASES AND REDEMPTIONS VIA EFT
-----------------------------------------

You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

Instructions:  o    Review the information in the Prospectus about telephone
                    transaction services.

               o If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to
                    Section 4D of this application.

Purchases and Redemptions via EFT

|_| I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

     In the case of shares purchased by check, redemption proceeds may not be made available until the fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

------------------------
  D.  BANK INFORMATION
------------------------

This bank account information will be used for:

|_|  Distributions (Section 3)               |_|  Automatic Investments
                                                  (Section 4A)

|_|  Systematic Withdrawals (Section 4B)     |_|  Telephone Transactions
                                                  (Section 4C)

Please attach a voided check:

--------------------------------------------------------------------------------



                       Tape Preprinted Voided Check Here.
                 We Cannot Establish These Services Without it.



--------------------------------------------------------------------------------

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account.


For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.


-----------------------------------
  E.  THIRD PARTY PAYMENT DETAILS
-----------------------------------

This third party payee information will be used for:

|_| Distributions (Section 3)            |_| Systematic Withdrawals (Section 4B)

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Name

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Address - Line 1

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Address - Line 2

     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
     Address - Line 3

--------------------------------------------------------------------------------
           5. SHAREHOLDER AUTHORIZATION This section MUST be completed
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

|_|  I do not elect the telephone exchange service.

|_|  I do not elect the telephone redemption by check service.

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certificate required to avoid backup withholding.

--------------------------------  ----------------------------
Signature                         Date

--------------------------------  ----------------------------  ----------------
Signature                         Date                          Acceptance Date


--------------------------------------------------------------------------------
         DEALER/AGENT AUTHORIZATION For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-------------------------------------------  -----------------------------------
Dealer/Agent Firm                            Authorized Signature

-------------------------------------------  --------------  -------------------
Representative First Name                    MI              Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                            State                         Zip Code

--------------------------------(--------)--------------------------------------
Branch Number                   Branch Phone

                        ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------


                         ALLIANCE GREATER CHINA '97 FUND


                                 ADVISOR CLASS

--------------------------------------------------------------------------------
                          INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application and mail it to:
     Alliance Fund Services, Inc.
     P.O. Box 1520
     Secaucus, New Jersey 07096-1520

For certified or overnight deliveries, send to:
     Alliance Fund Services, Inc.
     500 Plaza Drive
     Secaucus, New Jersey 07094


-----------
 Section 1   Your Account Registration (Required)
-----------

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

     --   Individuals, Joint Tenants and Gift/Transfer to a Minor:

          o Indicate your name(s) exactly as it appears on your social security card.

     --   Trust/Other:

          o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

-----------
 Section 2   Your Address (Required)
-----------
Complete in full.

-----------
 Section 3   Your Initial Investment (Required)
-----------

1) Write the dollar amount of your initial purchase 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

-----------
 Section 4   Your Shareholder Options (Complete only those options you want)
-----------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.

B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

-----------
 Section 5   Shareholder Authorization (Required)
-----------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800) 221-5672.

This is filed pursuant to Rule 497(c).
File Nos. 333-26229 and 811-08201.

(LOGO)                  ALLIANCE GREATER CHINA '97 FUND, INC.


P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
____________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                         August 18, 1997

____________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Greater China '97 Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares, the "Prospectus"). Copies of either Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                           Page
Description of the Fund................................     2
Management of the Fund.................................     5
Expenses of the Fund...................................    13
Purchase of Shares.....................................    15
Redemption and Repurchase of Shares....................    33
Shareholder Services...................................    37
Net Asset Value........................................    43
Dividends, Distributions and Taxes.....................    45
Brokerage and Portfolio Transactions...................    54
General Information....................................    56
Appendix A:  Certain Investment Practices..............    A-1
Appendix B:  Additional Information About China,
               Hong Kong and Taiwan....................    B-1
Appendix C:   Debt Securities Ratings..................    C-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

____________________________________________________________

                     DESCRIPTION OF THE FUND
____________________________________________________________

         Except as otherwise indicated, the investment policies of Alliance Greater China '97 Fund, Inc. (the "Fund") are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund's investment objective is to seek long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. In furtherance of its investment objective, the Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

Investment Policies and Practices

         In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will not invest in debt securities other than investment grade securities. Should a debt security in which the Fund is invested be downgraded below investment grade or be determined by Alliance to have undergone a similar credit quality deterioration, the Fund will dispose of that security. See "Appendix C--Debt Securities Ratings."

         The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;"
(iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

(v) invest up to 20% of its net assets in loans and other direct debt securities; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. All or some of the policies and practices listed above may not be available to the Fund in one or more of the Greater China countries, and the Fund will utilize these policies only to the extent permissible.

         With respect to currency swaps, standby commitment agreements and other commitments that may have the effect of requiring the Fund to increase its investment in a borrower or other issuer, the net amount of the excess, if any, of the Fund's obligations over its entitlements will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that the security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 150%. A 150% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced one and one-half times within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund, and as portfolio turnover increases it is more likely that the Fund will realize short-term capital gains.

         Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

         The Fund may not:

         (i) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made;

         (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         (iii) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         (iv) participate on a joint or joint and several basis in any securities trading account;

         (v) invest in companies for the purpose of exercising control;

         (vi) issue any senior security within the meaning of the Act;

         (vii) make short sales of securities or maintain a short position, unless at all times when a short position is open an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box") and unless not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         (viii) (a) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (c) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

___________________________________________________________

                     MANAGEMENT OF THE FUND
___________________________________________________________

Directors and Officers

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Certain Directors and officers are also directors, trustees or officers of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 51, Chairman of the Board and President of the Fund, is the President, Chief Operating Officer and a Director of ACMC with which he has been associated since prior to 1992.

         DAVID H. DIEVLER, 67, was formerly a Senior Vice
President of ACMC with which he had been associated since prior to 1992. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         WILLIAM H. FOULK, JR., 64, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Hekma Road, Greenwich, Connecticut 06831.

         TAK-LUNG TSIM,* 51, is a managing director of T.L. Tsim & Associates Limited, an independent consulting company with which he has been associated since 1994. Before then he was a Fellow of Shaw College of The Chinese University of Hong Kong and a member of the Steering Committee of China Review, an annual publication focusing on current events in China. Prior to forming T.L. Tsim & Associates he was a member of the Central Policy Unit of The Hong Kong Government. His address is Apt. 3A, 68 Conduit Road, Hong Kong.

OFFICERS

         JOHN D. CARIFA, Chairman and President, see biography above.

         KATHLEEN A. CORBET, 37, Senior Vice President, is an
Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she was employed by Equitable Capital since prior to 1992.

         MATTHEW W.S. LEE, 34, Vice President, is a Vice
President of ACMC, with which he has been associated since 1997.
Prior thereto he was a director of National Mutual Funds
Management (ASIA) since 1994, and an employee of James Capel &
Co. since prior to 1992.

         EDMUND P. BERGAN, JR., 46, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1992.
____________________

*  An interested person of the Fund as defined in the Investment
   Company Act of 1940, as amended (the "1940 Act").

         MARK D. GERSTEN, 46, Treasurer, and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc. ("AFS"), with which he has been associated since prior to 1992.

         VINCENT S. NOTO, 32, Controller, is a Vice President of
AFS with which he has been associated since prior to 1992.

         ANDREW L. GANGOLF, 42, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since October 1992 and a Vice President and Counsel to Equitable Life Assurance Society of the United States since prior to 1992.

         DOMENICK PUGLIESE, 36, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Associate General Counsel of Prudential Securities since prior to 1992.

         EMILIE D. WRAPP, 40, Assistant Secretary, is a Vice
President and Special Counsel of AFD, with which she has been associated since prior to 1992.

         The aggregate compensation to be paid by the Fund to each of the Directors during its current fiscal year ended
July 31, 1998 (estimating future payments based upon existing arrangements), and the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pensions or retirement benefits to any of its directors or trustees.

                                                    Total Number
                                                    of Funds in
                                                    the Alliance
                                    Total           Fund Complex,
                                    Compensation    Including the
                                    from the        Fund, as to
                                    Alliance Fund   which the
Name of             Aggregate       Complex,        Director is a
Director            Compensation    Including the   Director or
of the Fund         from the Fund** Fund            Trustee
___________         ____________    ______________  _____________

John D. Carifa         $0            $0                51
David H. Dievler       $3,000        $182,000          44
William H. Foulk, Jr.  $3,000        $144,250          33
T.L. Tsim              $3,000        $  3,000           1

_______________
** estimated

         As of August 15, 1997, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of June 30, 1997, 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Mumbai, Istanbul, London, Paris, Sao Paolo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 53 registered investment companies comprising 111 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA-UAP, a French insurance holding company. As of March 1, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of March 31, 1997, approximately 34% and 9% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including an employee of the Adviser who serves as a Director of the Fund.

         As of March 1, 1997, AXA-UAP and its subsidiaries owned 60.7% of the issued and outstanding shares of the capital stock of ECI. ECI is a public company with shares traded on the Exchange. AXA-UAP, a French company, is the holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities, principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, on March 1, 1997, 22.5% of the issued ordinary shares (representing 33.0% of the voting power) of AXA-UAP were controlled directly and indirectly by Finaxa, a French holding company. As of March 1, 1997, 61.4% of the shares (representing 72.0% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.9% of the shares, representing 40.0% of the voting power), and 23.7% of the shares of Finaxa (representing 14.6% of the voting power) were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa, on March 1, 1997, the Mutuelles AXA directly or indirectly controlled 26.0% of the issued ordinary shares (representing 38.1% of the voting power) of AXA-UAP. Acting as a group, the Mutuelles AXA control AXA-UAP and Finaxa.

         In November 1996, AXA offered (the "Exchange Offer") to acquire 100% of the ordinary shares ("UAP Shares") of FF10 each of Compagnie UAP, a societe anonyme organized under the laws of France ("UAP"), in exchange for ordinary shares ("Shares") and

Certificates of Guaranteed Value ("Certificates") of AXA. Each UAP shareholder that tendered UAP Shares in the Exchange Offer received two Shares and two Certificates for every five UAP Shares so tendered. On January 24, 1997, AXA acquired 91.37% of the outstanding UAP Shares. AXA-UAP currently intends to merge (the "Merger") with UAP at some future date in 1997. It is anticipated that approximately 11,706,826 additional Shares will be issued in connection with the Merger to UAP shareholders who did not tender UAP Shares in the Exchange Offer. If the Merger had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.7% of the Shares (representing approximately 32.0% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 25.1% of the issued ordinary shares (representing 36.8% of the voting power) of AXA-UAP. On January 17, 1997, AXA announced its intention to redeem its outstanding 6% Bonds (the "Bonds"). Between February 14, 1997 and May 14, 1997, holders of the Bonds has the option to convert each Bond into 5.15 Shares. On May 15, 1997, each Bond still outstanding was redeemed into cash at FF1,285 plus FF9.29 accrued interest. Finaxa converted the Bonds it had owned into 2,153,308 Shares. After giving effect to the conversion of all outstanding Bonds into Shares and to the Merger as if it had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.4% of the Shares (representing 31.3% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 24.7% of the issued ordinary shares (representing 36.0% of the voting power) of AXA-UAP.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The fee is accrued daily and paid monthly.

         The Advisory Agreement became effective on July 29, 1997 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on July 29, 1997, and by the Fund's initial shareholder on July 30, 1997.

         The Advisory Agreement will remain in force for successive twelve-month periods (computed from each July 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc.,

The Alliance Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Consultant to the Adviser

         In connection with its provision of advisory services to the Fund, Alliance has retained at its expense as a consultant New-Alliance Asset Management (Asia) Limited ("New Alliance"), a joint venture company headquartered in Hong Kong which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited ("SHKP"). New Alliance will provide Alliance with ongoing current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, New Alliance has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups. SHKP is one of the largest enterprises in Hong Kong measured by market capitalization at over HK$200 billion as of June 30, 1997 and has considerable expertise in evaluating business and market conditions in Hong

Kong and the other Greater China countries. Although SHKP is best known for its strength in the residential sector, its developments span every major property use, including shopping centers, office and industrial properties, hotels and warehouses. Its activities complementary to property development include insurance and estate management, and SHKP is diversified as well into telecommunications and infrastructure projects.

___________________________________________________________

                      EXPENSES OF THE FUND
___________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the

Directors of the Fund at a meeting held on July 29, 1997, and by the Fund's initial shareholder on July 30, 1997.

         The Agreement became effective on July 29, 1997 with respect to Class A shares, Class B shares and Class C shares and Advisor Class shares. The Agreement will continue in effect for successive twelve-month periods (computed from each July 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares") without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or,
(iv) by directors and present or retired full-time employees of Koll Real Estate Services. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day, on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A, the Class B and Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares**

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and
____________________

** Advisor Class shares are sold only to investors described above in this section under "General."

accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                  As % of        to Dealers
                    As % of       the            or Agents
                    Net           Public         As % of
Amount of           Amount        Offering       Offering
Purchase            Invested      Price          Price
________            ________      ________       ____________

Less than
  $100,000 .  .  .  4.44%         4.25%          4.00%
$100,000 but
  less than
  $250,000. .  .  . 3.36          3.25           3.00
$250,000 but
  less than
  $500,000. .  .  . 2.30          2.25           2.00
$500,000 but
  less than
  $1,000,000****  . 1.78          1.75           1.50
_____________

**** There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares-Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on August 26, 1997.

         Net Asset Value per Class A Share at
         August 26, 1997                                   $10.00

         Class A Per Share Sales Charge 4.25%
         of offering price (4.44% of net asset
         value per share)                                  $ 0.44

         Class A Per Share Offering Price to
         the Public                                        $10.44
                                                            =====

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.

  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)  the investor's current purchase;

             (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

            (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

              (i)  investment management clients of the
                   Adviser or its affiliates;

             (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates;

                   officers, directors and present full-time employees of selected dealers or agents; or the spouse, or a sibling, direct ancestor or direct descendent
                   (collectively, "relatives") of any such
                   person; or any trust, individual
                   retirement account or retirement plan
                   account for the benefit of any such
                   person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

            (iii)  the Adviser, the Principal Underwriter,
                   Alliance Fund Services, Inc. and their
                   affiliates; certain employee benefit
                   plans for employees of the Adviser, the
                   Principal Underwriter, Alliance Fund
                   Services, Inc. and their affiliates;

             (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

              (v)  persons participating in a fee-based
                   program, sponsored and maintained by a
                   registered broker-dealer or other
                   financial intermediary and approved by
                   the Principal Underwriter, pursuant to
                   which such persons pay an asset-based fee to such broker-dealer or other financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services;

             (vi)  persons who establish to the Principal
                   Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and

            (vii) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price.

In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a
Years Since Purchase     % of Dollar Amount Subject to Charge
____________________     ____________________________________

Less than one                          4.0%
One                                    3 0%
Two                                    2.0%
Three                                  1.0%
Four or more                           None


         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem the shareholder's Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of the shareholder's shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer, once in any 30-day period, (except for certain omnibus accounts) of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption by Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc. or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares

(except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments (such as the market break of October 1987) it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O.  Box 1520
         Secaucus, New Jersey 07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the

Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         Securities listed or traded on the Exchange or other United States or foreign securities exchanges are valued at the last quoted sales prices on such exchanges prior to the time when assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed best to reflect a fair value. A security which is listed or traded on more than one exchange is valued at the quotations on the exchange determined to be the primary market for such security by the Directors or their delegates. Listed securities that are not traded on a particular day, and securities regularly traded in the over-the-counter market, are valued at the price within the limits of the latest available current bid and asked prices deemed best to reflect a fair value. In instances where the price of a security determined above is deemed not to be representative, the security is valued in such a manner as prescribed by the Directors to reflect its fair value. All other assets and securities are valued in a manner determined in good faith by the Directors to reflect their fair value. For purposes of determining the Fund's net asset value per share, all assets ad liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar lasted quoted by any major bank. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in accordance with the policies established in good faith by the Directors. On an ongoing basis, the Trustees monitor the Fund's method of valuation.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each business day in New York (i.e., a day on which the Exchange is open). In addition, Far Eastern and European securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per share, and therefore effects purchases and redemptions of its shares, as of the next close of regular trading on the Exchange following receipt of a purchase or redemption order (and on such other days as the Trustees of the Fund deem necessary in order to comply with Rule 22c-1 under the Act.) Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

         The assets belonging to the Class A shares, the Class B shares, the Class C shares and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each Class will be determined separately by subtracting the accrued expenses and liabilities allocated to that Class from the assets belonging to that Class.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

         The following summary addresses only principal United States federal income tax considerations pertinent to the Fund and to shareholders of the Fund who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are nonresident alien individuals, foreign corporations or other foreign persons may be substantially different. Following the summary of federal income tax matters is a summary of principal Greater China country tax matters pertinent to the Fund and its shareholders. The summaries for the United States and the Greater China countries are based upon the advice of counsel for the Fund with respect to the country involved and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

         In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation
of Dividends and Distributions

         General. The Fund intends to qualify and elect to be treated as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) with respect to its taxable year beginning before August 1, 1998, derive less than 30% of its gross income from the sale or other disposition within three months of their acquisition by the Fund of stocks, securities, options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies) and foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). These requirements, among other things, may limit the Fund's ability to write and purchase options, futures, and forward foreign currency contracts.

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to its shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes.

However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain will be taxable to shareholders as ordinary income. The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of dealers or certain financial institutions. In the case of an individual shareholder, such gain or loss will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; and otherwise short-term capital gain or loss. The applicable tax rate imposed on long-term capital gain differs depending on whether the shares were held at the time of the sale or redemption for more than eighteen months, or for more than one year but not more than eighteen months. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. As discussed below under "Foreign Taxation," income received by the Fund may be subject to foreign income taxes, including withholding taxes. It is not possible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If, as is contemplated, more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States shareholder will be required to
(i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual United States shareholder who does not itemize deductions. In addition, certain United States shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund at least 15 days immediately before or immediately after the shareholder becomes entitled to receive the dividend. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a United States shareholder's federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." Under recently enacted legislation, the Fund could elect for taxable years beginning after 1997 to "mark-to market" stock in a

PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations-"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority to date generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swap, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued.

Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Foreign Taxation

         Set forth below is information concerning the taxation by the Greater China countries of income received by the Fund, of shareholders of the Fund and of transactions by the Fund.

         The Fund has been advised that neither the Fund nor any of the Fund's shareholders will be considered, insofar as relevant for tax purposes, as a resident of or having an establishment or a permanent establishment in any Greater China country, or as engaged in, as carrying on a trade, profession or business in, or as rendering independent personal services from a fixed base in, any of these countries solely as a result of the activities contemplated by the Prospectus and this Statement of Additional Information. Certain of the tax exemptions and reductions referred to below are dependent on the Fund's not having such a status, and it is the intention of the Fund to conduct its affairs in such a manner. To the extent applicable law or the manner in which such law is interpreted changes or the Fund otherwise changes the manner in which it conducts its activities, the Fund and its shareholders may be subject to higher taxes than those indicated.

         China. The Fund will not currently be subject to any China income tax either (i) on dividends it receives on "B" shares of a China company listed on the Shanghai or Szenzhen Stock Exchanges or on shares of a China company listed on a non-China securities exchange, including "H" shares listed on the Hong Kong Stock Exchange, or (ii) on capital gains which the Fund derives from the sale of any such shares. These shares, which are primary categories of equities of China companies for acquisition by the Fund, are discussed in "Appendix A: Additional Information about China, Hong Kong and Taiwan--China--Securities Markets" in this Statement of Additional Information. These exemptions are pursuant to a July 21, 1993 notice issued by the China State Tax Bureau. Absent this notice, which may hereafter be withdrawn, such dividends would be subject to withholding tax at the rate of 10%, the maximum rate permitted by application of the current tax treaty between the U.S. and China (the "U.S./China Treaty"), and such gains would be subject to withholding at the normal rate, currently 20%. Other China-source dividends and gains on the disposition of securities, including debt securities, would be taxable to the Fund at the rates of 10% and 20%, respectively. Interest on China source indebtedness will be subject to withholding tax at the maximum rate of 10% as so limited by the U.S./China Treaty. Transfers of "B" shares are subject to a stamp duty at the rate of 0.30% of the transaction price imposed on each of the buyer and seller.

         Hong Kong. Dividends and interest received by the Fund in respect of investments in securities of Hong Kong companies, whether or not listed on the Hong Kong Stock Exchange, will not be subject to any Hong Kong income tax. Also, Hong Kong does not impose any tax on capital gains realized by the Fund from the disposition of such securities. Transfers of shares of companies on a Hong Kong share register, including "H" Shares and shares of other companies incorporated outside of Hong Kong which are listed on the Hong Kong Stock Exchange, are subject to a stamp duty at the rate of .30% of the amount of the transfer price or, if higher, the fair value of the shares, which tax is usually borne equally by the buyer and the seller in respect of transactions on the Hong Kong Stock Exchange. There is at present no tax treaty between the United States and Hong Kong.

         Taiwan. Dividends and interest received by the Fund as a QFII (See "Appendix A: Additional Information about China, Hong Kong and Taiwan--Taiwan--Securities Transactions" in the Statement of Additional Information for information concerning QFIIs) from sources in Taiwan will be subject to Taiwan income withholding tax at the rate of 20%. A tax on capital gains arising from securities transactions is currently suspended and gains on transactions in securities realized by the Fund are therefore not currently subject to tax. A transaction tax on the transaction price is imposed on the seller at the rate of 0.3% for most stock transactions and at the rate of 0.1% for most transactions in debt securities, other than government debt. There is at present no tax treaty between the United States and Taiwan.

Other Taxation

         The Fund may be subject to other state, local and foreign taxes than those discussed above. Also, distributions by the Fund may be subject to additional state, local and foreign taxes depending on each shareholder's particular circumstances.

_______________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
_______________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are effected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

         Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

Custodian

         Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time the Fund advertises its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc., and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

___________________________________________________________

               APPENDIX A:  INFORMATION CONCERNING
                   CHINA, HONG KONG AND TAIWAN
___________________________________________________________

         The information in this Appendix is based on material obtained by the Fund from various governmental and other sources which is believed to be accurate but all of which has not been independently verified by the Fund or the Adviser. Many of the indicated numbers, including percentage information, is whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

CHINA

         With a population estimated at more than 1.2 billion people, China is home to approximately 22% of the world's population. It is the world's third largest nation in terms of land area with approximately six million square miles; it shares borders with 13 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert and tropical areas in the southeast. Politically, China is divided into 23 provinces, five autonomous regions and three municipalities.

History and Politics

         China claims to be the oldest continuous civilization, first unified as a nation in 221 B.C. In this century, China's political system has moved from its first republic (1911-1949) to a one-party communist state, after a civil war which ended in 1949 with the victory of the communist revolutionaries led by Mao Zedong. Under his rule, the Chinese Communist Party (the "CCP") established China's present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the CCP. After his death in 1976, China's economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend as described below toward capitalism, private ownership and an easing of restrictions on foreign investment.

Government

         China, officially designated as a "people's republic", defined by the Chinese government as a dictatorship of the working classes, has a one party political system controlled by the CCP, which currently consists of an estimated 57 million members. The highest ranking legislative body in the State hierarchy is the National People's Congress ("NPC"), composed of approximately 3,000 members indirectly elected from lower-level People's Congresses held every five years. The NPC, which meets once a year for two or three weeks, is empowered to amend the Chinese Constitution, enact and amend laws and examine and approve national economic and social plans. Historically, the NPC has been viewed, however, as less of a law-making body than as an organization structured solely to enact CCP policies. When not in session, the powers of the NPC are vested in a Central Committee, composed of approximately 200 members. The highest organ of state administration is the State Council, whose members are elected by the NPC, acting on recommendations from the CCP and presided over by an executive board made up of approximately 15 members.

         The CCP structure parallels the governmental structure, and often, the two systems overlap, with little distinction between government and party positions. The CCP is governed by its 188-member Central Committee, elected every five years. The Central Committee normally convenes twice a year. When not in session, a 15- to 20-member Politburo is vested with the Central Committee's power. The Politburo is further centralized by the Politburo Standing Committee, at present comprised of seven members. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Standing Committee currently consists of seven members, including the Prime Minister, Li Peng, and Jiang Zemin, who holds the positions of President, Party General Secretary and Chairman of the Central Military Committee. Following the death of Deng Xiaoping earlier this year, Jiang Zemin has become the leader of the CCP. He continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping.

Economy

         China's economy is centrally planned by the government through the use of a series of economic and social development plans, which set overall targets for different sectors of the economy. China is now in its Ninth Five-Year Plan, which establishes official economic targets through the year 2000. Since market-oriented reforms were initiated under Deng, China's economy has been in the process of transforming from a rural agricultural economy into a modern manufacturing nation. China's economy has seen rapid growth in recent years, with yearly double digit percent increases in the growth of its gross domestic product from 1990 to 1995. In 1996, gross domestic product ("GDP") growth slowed from its past double-digit increases to approximately 9.7%, modestly above China's target of an 8%-9% growth rate per year between 1996 and 2000.

         Until recently, China's economy was dominated by State-owned enterprises ("SOEs"). Increasingly, China's economy is being transformed, in accordance with the government's economic plans, from a state controlled system to a system of private ownership. The collective sector includes township and village enterprises often combined with some measure of foreign investment or privately owned enterprises. The collective and private sectors have played an increasingly important role in China's economic development. The State is now responsible for less than half of China's industrial output. In 1996, the collective sector had the highest industrial output growth rate, 23.4%, compared with only a 7.4% increase by SOEs. The "other" sector, consisting of foreign investors and privately owned enterprises, showed a 19.2% growth rate in industrial output.

         The rapid growth in the collective and private sectors is expected to continue. It is anticipated by observers that China will gain entry into the World Trade Organization ("WTO") within the next few years. While China's export market is expected to expand upon WTO entry, its share of sales in its domestic markets may decline as these markets will be open to increased foreign competition, since China would be forced to lower tariffs under WTO regulations. In preparation for entry into the WTO, China has reduced its average tariff rate to 23% and has announced plans to lower tariffs to an average of 15% by the year 2000. While the collective and private sectors continue to expand, many SOEs are unprofitable and kept afloat by large government subsidies, normally in the form of policy loans from government controlled banks, which add to China's budget deficit (see "--Banking and Finance" below). According to the press reports, 45% of SOEs (official figures from China put the figure at 34%) reported losses amounting to US$8.3 billion in 1996.

         As indicated above, manufacturing in China has been rapidly moving into private hands, particularly in the five Special Economic Zones where tax incentives, among other factors, have encouraged investment by both local and foreign investors. Foreign investment into China rose 13.6% from 1995 to 1996, with an estimated US$42.4 billion invested into China in 1996. Manufacturing jobs have been moving into China from other Asian nations based upon, among other factors, China's low wages and large pool of comparatively cheap labor.

         Another aspect of China's continued plan of economic development is the government's continued investment in infrastructure development programs, which are seen as necessary to sustain China's current level of economic performance. The government (financed in part by loans from Japan and the International Bank for Reconstruction and Development (the "World Bank"), has been investing heavily in infrastructure, including the expansion of existing railways as well as the development of a new inland route from Beijing to Kowloon, which is expected to help boost the economy of the inland areas of China through which the railway runs. Other projects include development and expansion of ports near Shanghai and the continued development of China's road system. China also has an expanding civil aviation industry with approximately thirty Chinese airlines and is in the process of upgrading its telecommunications systems, which included the launching of China's first commercial satellite in 1994.

         While China's foreign trade growth rate of 3.2% in 1996 was slower than in recent years, China accrued an estimated trade surplus of approximately US$12.2 billion. In 1996, China's reliance upon imports rose by 7.8%. With the slow down in growth of the trade surplus, in combination with a deficit in services and a large deficit income, China is estimated to have run an overall account deficit of US$9.2 billion in 1996. However, China's foreign trade growth rose significantly in the first five months of 1997 as exports rose 26.4% from the same period in 1996 while imports fell 1.2%, with an estimated trade surplus of US$13.9 billion for the five-month period, larger then the trade surplus for all of 1996. State-owned enterprise export volume increased approximately 25% from the same period in 1996 and accounted for an estimated 56% of total export volume.

         China's strong economic performance has been coupled with a high inflation rate in recent years, averaging approximately 14% in the years 1992-1996. China, however, has kept inflation for 1996 in the single digits, at an estimated 8.3%. The 1996 inflation rate was seen as a marked improvement from recent years in which inflation increased from an estimated 6.3% in 1992 to 14.6% in 1993, 24.1% in 1994 and 16.4% in 1995.
Inflation has been controlled through a program of austerity measures (including a tightened monetary policy and price controls on certain commodities such as coal, oil and certain foodstuffs) imposed in 1994 after inflation exceeded 24%. While some of these measures were lifted in mid-1996, many remain in place and are enforced in varying degrees. Inflation has contributed to a reduction in the standard of living for many rural Chinese who do not live in the particular provinces where the economy is growing, mainly the eastern seaboard cities. The government's Ninth Five-Year Plan includes measures to increase industrial production and the standard of living in these rural areas, along with the continued development of Shanghai and, particularly, the development of the Pudong New Area as a center for international commerce.

Banking and Finance

         Banking in China is controlled by the wholly state-owned People's Bank of China ("PBC"), the central bank of China. The PBC has the same status under Chinese law as a department of the government under the direct control of the State Council. In addition to its central bank functions, which include international settlements in connection with foreign trade and non-trade transactions, international interbank deposits and remittances, the buying and selling of foreign exchange and issuing bonds and other securities in foreign currencies, the PBC enjoys considerable autonomy in management and in operating as a full-fledged commercial bank. It is continuing to open new domestic branches in the more densely populated areas and is in the process of diversifying into a wider range of banking and financial services, including investment banking and credit cards.

         As a State owned unit, the PBC has been instrumental in the implementation of China's planned economy, particularly through lending in furtherance of government policies. In this regard, the State has mandated that more than half of the PBC's lending be in the form of policy loans, many of which are in essence government expenditures. Many of these loans go to subsidize unprofitable SOEs. Historically, SOEs have defaulted on repayment of these loans. China's fiscal problems, especially the high inflation rate prevalent during most of the 1990s, have been exacerbated by the PBC's continued subsidization of government programs, especially the SOEs. By continuing to inject money into these organizations through the PBC, China has had difficulty combatting inflation through its monetary policy as the government has not effectively limited the amount of currency in circulation. China, therefore, had attempted to control monetary policy by means of annual credit plans, which set credit ceilings for the main banks. This approach has also not been successful, however, as local government spending, poor coordination and unofficial financial activity, coupled with a weak regulatory system have worked against the plans. The money supply has grown 30% since 1992, when lending limits were put in place and total state bank loans outstanding grew an average of 20% a year between 1990 and 1994.

         Another effect of this continued subsidization of the SOEs by the PBC is a deficit which is larger then official budget deficit figures, since the loans are not reflected in the official numbers. The World Bank suggests that China's consolidated government deficit ("CGD"), which includes the fiscal deficit plus lending to financial systems which in turn finance the expenditures to the SOEs, is a more accurate reflection of China's deficit. The World Bank estimates that China's CGD amounts to 5%-6% of China's GDP. Despite this large current account deficit, China's external payment position is believed by observers to be sound, and China boasts one of the world's largest foreign exchange reserves, currently estimated at over U.S.$120 billion.

         China is attempting to reform its banking system, with the goal of making the financial system a more effective means of macroeconomic control. The changes contemplated include making the PBC more autonomous and curbing its role in policy lending, while reorganizing the branch system along regional instead of provincial lines. Further changes include the establishment of policy banks to separate policy and commercial lending and reforming interest rate policy. The government also plans to offset the huge losses the PBC and other state controlled banks have been bearing due to SOE bankruptcies by having the SOEs and banks work together to come to agreements on restructuring outstanding SOE debt. These banking reforms, however, are not expected to occur rapidly as the changes address conflicting government policies, especially the continued use of state banks to subsidize government programs. Along with these internal reforms, China is in the process of liberalizing access to foreign banks wishing to do business in China. At present, China has opened more than twenty cities to foreign financial organizations, and more than fifty operational units of foreign banks have been established in China.

         The monetary unit of China is the Renminbi ("RMB"), and the rate of exchange which since 1994 has ranged between 8 and 9 RMB per U.S. dollar, was exchanged at 8.29 RMB per U.S. dollar as of June 6, 1997. In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These centers provide an official forum where foreign invested enterprises ("FIEs") may, under the supervision and control of the State Administration of Foreign Exchange ("SAFE") engage in mutual adjustment of their foreign exchange surpluses and shortfalls. The RMB is not yet fully convertible, however, as only "current account" items, as described below, may be converted freely. Under the rules implemented by SAFE, the Fund, as a FIE has to establish a "current account" and a "capital account" with a bank authorized to conduct foreign exchange business. SAFE has the authority to determine the maximum amount of foreign exchange a FIE may maintain in its current account in accordance with the paid-up capital of the FIE and its need for foreign exchange working funds. Any foreign currency income in the current account exceeding such maximum limit is required to be sold either to a bank authorized to conduct foreign exchange business or traded through a swap center. Since November 1996, FIEs have been allowed to exchange RMB into foreign currencies without prior approval from SAFE if such funds are in respect of "current account items." However, prior approval from SAFE is needed if "capital account items" are to be converted into foreign currencies. "Current account items" include dividends or profits in other forms paid to foreign investors in FIEs. After the payment of applicable taxes, FIEs may distribute dividends in foreign currencies either by applying the balance in their foreign exchange accounts to such distribution in RMB or through a foreign exchange swap center.

         Since 1994, the foreign exchange rate has not been set by the Chinese government. Trading of RMB and foreign currencies is conducted at a rate within a range set daily by the Chinese government determined by reference to supply and demand. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions. The initial effect of the abolition of the government's official exchange rate was a 50% devaluation of the RMB against the U.S. dollar by January 1994. Since then, however, the RMB has remained relatively stable against the dollar.

Securities Markets

         China has two officially recognized securities exchanges, the Shanghai Securities Exchange opened in December 1990 and the Shenzhen Securities Exchange opened in July 1991 (the "Exchanges") which developed out of securities exchanges set up to trade State treasury bonds. Trading on the Exchanges has been very volatile since their inception. This volatility has increased recently, in part as investors speculated over the economic effects of the transfer of Hong Kong from Great Britain to China. Recently, trading volume has been very high, at times exceeding the volume on the Hong Kong Stock Exchange (the "HKSE") which has a much larger market capitalization. In May 1996, the Chinese government took steps to quell this speculation, with the market dropping an estimated 10% after the authorities took various actions, including raising transaction fees and doubling the quota for new share offerings.

         The Exchanges allow for the trading of only two types of shares: "A" shares, which may only be held and traded in RMB by mainland Chinese investors, and "B" shares, officially open, with narrow exceptions, only to foreign investors, also denominated in RMB, but traded in U.S. and Hong Kong dollars. As of May 1997, the two exchanges listed over 600 securities with a value of over RMB$35 billion. The "B" markets, which are still relatively small with only 86 companies listing "B" shares, typically trade at a discount to their "A" share equivalents. Foreign investment into the securities markets of China has been limited by this lack of adequate investment opportunities. In response to the limited "B" market size, China has stated that it will allow at least 30 more companies to issue "B" shares in 1997. China has also signaled that it will begin to open up the "A" markets to foreign investors. While full merger of "A" and "B" share markets is not likely in the near future, it is anticipated that joint ventures comprised of foreign financial houses and mainland Chinese investors will soon be allowed to purchase "A" shares, as well as granting Chinese investors official access to the "B" market. The Chinese government has also allowed certain Chinese companies to list shares on the Hong Kong Stock Exchange, such shares designated as "H" shares, and permitted certain companies to list on other foreign exchanges, including six companies listed on the New York Stock Exchange. "H" shares of over 30 issuers are listed on the Hong Kong Stock Exchange, and there are plans to add at least another 12 (see "--Additional Information About Hong Kong--Securities Markets" for additional information on "H" shares). China has also announced that it expects to allow more than 35 additional companies to list shares on foreign exchanges.

         The Exchanges continue to be very volatile and prone to wide fluctuates. The official indices for the Exchanges are the Shanghai Securities Exchange Index and the Shenzhen Securities Exchange Index, respectively. These indices are comprised of all listed "A" shares (as described below) and are market-value weighted. The Exchanges, in part due to active trading by domestic brokerage firms, hit their highest levels since 1993 in early December 1996, but by December 18, 1996, prices plunged an average 20% after government warnings of excessive speculation. As of June 30, 1997, the Shanghai Securities Exchange Index was up to 1,306 while the Shenzen Securities Exchange Index stood at
449. "B" shares, normally trading at large discounts on the Exchanges, have also been affected by this volatility. The Shanghai Indices for "B" shares ended up approximately 150% for 1996. As of June 30, 1997, the "B" share indices for the Shanghai and Shenzhen Exchanges stood at 81 and 144, respectively.

         China also has an active bond market, as the government issues Treasury bonds to help fund consistent budget deficits. Prior to 1990, however, the government had difficulty raising money through bond offerings, which were often viewed as illiquid. Since 1990 government bond issues have been underwritten by financial institutions resulting in the sale of government bonds in amounts of more than 100 million RMB. In an effort to curb inflation in 1997, China expects to increase note issuances more than 13%. China's sovereign foreign currency debt is currently rated investment grade by both S&P and Moody's. Citing continued progress in carrying out economic reforms, recent stability of government issued debt, economic growth and manageable inflation, S&P raised the rating of government issued debt to BBB+ from BBB on May 14, 1997. In support of the upgrading, S&P also referred to China's solid debt-to-export ratio, strong fiscal and balance of payment accounts, modernization of its monetary management system and developing capital markets. Moody's correspondence rating is A3. China, which is in the process of drafting a new futures law, also allows futures trading although the government is wary of the speculation futures markets can foster. China currently has several futures exchanges.

HONG KONG

         Hong Hong is located contiguous to China on its southeastern coast, having an area of approximately 240 square miles and a population estimated at 6.3 million people, the vast majority of which are ethnic Chinese. The territory is divided into three regions, Hong Kong Island, the New Territories (less populated suburbs) and Kowloon. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics

         Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories under a 99 year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region ("SAR") of China and retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a "Basic Law", essentially a constitution which, among other things, sets forth the economic, markets and social protections governing Hong Kong and its people.

Government

         Until July 1, 1997, Hong Kong was a colony of the British crown, with Queen Elizabeth II as the Head of State and an appointed governor as her representative. The Hong Kong legislature, referred to as the Legco, had 60 members, most indirectly elected by certain constituencies (such as professionals) and 20 members directly elected by the people.
The executive committee, referred to as the Exco, was composed of twelve members appointed by the governor. They advised the governor concerning legislation to be debated in the Legco.

         In 1992, the governor of Hong Kong, following the apprehension raised by China's suppression of the demonstrations in Tiananmen Square in June 1989, proposed a plan to develop a more democratic political system in Hong Kong prior to Great Britain's departure. The plan expanded suffrage, increased the number of directly elected seats in the Legco, and introduced the "winner take all" voting system. China believed that this proposal violated the Basic Law. After negotiations between Great Britain and China broke down, the plan was implemented. In the 1995 elections held under this expanded political structure, the pro-democracy parties (including the dominant Democratic Party) won 25 of the contested seats in the Legco, while the pro-Chinese Democratic Alliance for the Betterment of Hong Kong won only two. In August 1994, the NPC voted unanimously to abolish Hong Kong's present political structure and appointed the Preparatory Committee on Hong Kong ("PC") which in turn selected the provisional legislature which replaced the elected Legco on July 1, 1997, as well as selecting Hong Kong's first chief executive of the SAR, Tung Chee-Hwa. As with the NPC in China, the PC is viewed by many as a rubber stamp of CCP policies.
While the people of Hong Kong did not have the right to vote for members of this transitional legislature, general elections for the Legco are scheduled to be held in 1998. The structure of the electoral system and whether China will allow a freely elected body to take effect in 1998 remains unclear.

         The extent of continued democracy in Hong Kong after the
transition is yet to be resolved.   The Basic Law holds that the
Chief Executive must be acceptable to China, only a minority of the members of the Legco will be directly elected, and China will be responsible for defense and foreign affairs. There have also been recent indications that civil liberties will be limited by China. These indications include amendments of local ordinances by Tung Chee-Hwa requiring official approval prior to the staging of a public protest and warnings from China's Foreign Minister that Hong Kong's newspapers will not be allowed to criticize Chinese leaders, advocate Taiwan or Tibetan independence or publish "rumors."

Economy

         Hong Kong's economy is highly cyclical and, compared to the U.S. economy, quite volatile as the government does not normally endeavor to restrain economic fluctuations. As Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade. Hong Kong's economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong's most important export industry) and electronics. As Hong Kong's standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Official statistics show that the number of foreign companies operating in Hong Kong has been rising steadily. It is estimated that of about 4,500 foreign companies operating in Hong Kong, about 40% have commenced operations in the last five years. It is estimated that approximately 800 multinational corporations doing business in Asia have regional headquarters in Hong Kong. Currently, Hong Kong's services sector employs approximately 60% of the population and accounts for over 75% of Hong Kong's GDP, while manufacturing accounts for only 8.8%. Hong Kong's economy has been growing for the last few years, the growth rate not dropping below 4.7% from 1992 through 1996, although its recent growth rate has been below that of both China and Taiwan. GDP growth has been projected to increase from an estimated 4.7% for 1996 to 5.3% for 1997 and 5.2% for 1998. Growth for the first quarter of 1997 has been estimated at 6%. Inflation during the same period grew 9.3% in 1992, 8.5% in 1993, 8.1% in 1994, 8.7% in 1995 and
6.0% in 1996. Inflation has been estimated to rise 6.7% in 1997 and 7.5% in 1998.

         With the movement of manufacturing jobs to China, Hong Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. As much of Hong Kong's industry is now involved in packaging, presenting, selling and shipping goods produced in China, the measure of Hong Kong's continued industrial growth is tied to China. From 1990 to 1995, re-exports rose by over 150%, compared to a 4.2% drop in exports of goods produced in Hong Kong. The growth in re-exports slowed to 7.5% in 1996, down from 14.3% in 1995, while domestic exports decreased 8.4% after a 2% increase in 1995. Hong Kong's role as a re-exporter is expected to continue to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, which has recently been authorized by both China and Taiwan on a limited basis, expands. Hong Kong's shipping sector is still expected to grow at a moderate pace, as container throughput grew an estimated 13.4% in 1996, and the Chinese government has made plans to directly connect Hong Kong's ports to China's main railway lines. In line with Hong Kong's strength as an exporter and re-exporter, its foreign exchange reserves are currently estimated at US$68 billion, not including US$20 billion from the Land Fund, which is funded through the sale of government owned land.

         In contrast to Hong Kong's large seaport, its airport is considered inadequate, which has hindered the growth of both tourism and the rapidly expanding air-cargo industry. Political disagreements with China have delayed the opening of the new airport until 1998. Tourism which earned HK$72.9 billion in 1995, as 21.4 million international passengers flew into Hong Kong, is expected to remain stagnant until the new airport opens. The new airport is expected to be able to handle 35 million passengers annually once a second runway is built, which at present is expected to be in 2000. While tourism has been increasing, hotel space in Hong Kong has been declining, as this space has been converted into retail office space where demand continues to grow. Hong Kong has also announced plans to invest HK$2.5 billion in a science park and technology center in an effort to stimulate growth in high technology industries.

Banking and Finance

         Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate and insurance, the financial sector accounted for 24.9% of Hong Kong's GDP in 1996 as opposed to 15.6% in 1984. Unlike many Asian economies, Hong Kong does not actively attract or dissuade foreign investment, and is known as one of the most open markets in the world. Given Hong Kong's low taxes and quality infrastructure, many businesses looking to set up regional headquarters or a foothold to do business in China have set up offices in Hong Kong. While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority ("HKMA") was established to assume certain central bank type responsibilities, including monetary management and supervision of the banking industry. Hong Kong has more than 350 authorized banking institutions (including licensed banks, restricted-license banks and "deposit-taking companies"). While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks which supervises banking standards and regulates charge and deposit interest rates. The HKMA does not, however, set interest rates. Since 1983, the Hong Kong dollar has been linked to the U.S. dollar at a rate of HK $7.80 to U.S. $1.00. The free market exchange rate of the Hong Kong dollar amount against the U.S. dollar for the non-bank public is determined by supply and demand but has not deviated significantly from the fixed exchange rate. Because of the tie between the U.S. dollar and the HK dollar, Hong Kong interest rates have closely followed U.S. rates. This has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill equipped to deal with inflationary pressures which has contributed to periodic surges of money into the stock and property markets. According to the Basic Law, for 50 years from July 1, 1997 the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital.

Securities Markets

         Foreign investment into Hong Kong is restricted only in a few regulated sectors which are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the HKSE is completely open to foreign investors with minimal regulations. The regulatory powers of Hong Kong's Securities and Future Commission ("SFC") are essentially limited to either a verbal reprimand or an outright ban on trading with little power in between. At present, the SFC does not have the power to levy fines. There are signs that the SFC's power may soon be enhanced in the face of a recent scandal in which a senior investment manager at the largest fund manager in Hong Kong was found to have made large profits through insider trading. The SFC has also announced plans to add more staff investigators and it has been disclosed that the SFC and the Hong Kong Investment Funds Association are currently drawing up investment management guidelines covering dealing practices, profit allocation, investment restrictions and the handling of customer complaints. The SFC is also expected soon to issue internal control guidelines relating to dealing compliance and internal auditing issues.

         The HKSE expanded from 310 listed companies with a market capitalization of HK$805 billion in 1991 to more than 600 listed companies with a market capitalization of US$524 billion as of June 1997. As the HKSE is not highly regulated, the market is prone to wide fluctuations. The SFC does not impose trading restrictions when the market becomes volatile. The Hang Seng index which tracks 33 blue chip companies listed on the HKSE has risen from 4,297 in 1991 when the HKSE was created from the four then existing Hong Kong exchanges, to 13,451 as of January 1, 1997 and to 15,196 as of June 27, 1997, the last day of the HKSE was open prior to the transfer of sovereignty to China. This growth has been marked by erratic movements. For example, in 1993, the year-end Hang Seng index was up 116% from the previous year (in constant prices), but experienced a 31% drop in 1994, followed by a 23% gain in 1995, and a 33% gain in 1996.

         As the July 1, 1997 transfer of sovereignty neared, trading on the HKSE was very active, and the Hang Seng index rose 14% during the first six months of 1997, albeit on a somewhat erratic basis. The performance of the Hang Seng China Enterprises index, comprised of 32 "H" shares listed on the HKSE rose 22% in the second half of 1996 to close the year at 980. As of June 27, 1997, this index stood at 1,015. Companies considered to have strong ties with the mainland have performed particularly well. The Hang Seng China-Affiliated Index, an index which tracks the "Red-Chip" companies (see below), including companies incorporated in Hong Kong at least 35% of whose assets are owned by Mainland China entities, has also increased substantially. The index rose 7.28% on June 16, 1997, the first day securities on the index were measured to close at 2,867. As of June 27, 1997, the index stood at 3,469.

         Despite this growth, the HKSE has shown signs of investor tensions in connection with the transition of power to China. The market has recently seen a number of listed companies move their domicile to other tax-friendly jurisdictions, such as Bermuda, while other companies have obtained secondary listings on the London and Shanghai exchanges, or have de-listed altogether, as a reflection of doubt as to the impact of the Chinese takeover. These departures have been replaced in part by Chinese companies listing "H" shares on the HKSE. Companies listing "H" shares must receive prior approval by the Chinese government and meet minimum capital and financial disclosure standards imposed by China and Hong Kong prior to listing their shares. More recently, however, investors have been turning to the "Red Chips", mainland Chinese state-controlled companies, incorporated in Hong Kong and listed on both the Hong Kong and Chinese stock exchanges, which are believed to better managed then the "H" share listed companies and also provide better company disclosure. Speculation in Red Chips has resulted in an average increase of more than one-third in the price of their shares since the beginning of 1997, with the increases apparently based more on investor hopes than solid financial information. A loss in confidence in Red Chips companies could adversely impact the Hong Kong securities markets.

         While Hong Kong has not needed to issue debt to raise funds, as it does not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. By the end of June 1996, the HKMA had HK$62.3 billion of outstanding Exchange Fund bills and notes. An Exchange Fund debt investment is one which evidences the deposit of money in Hong Kong dollars with the HKMA and is a direct obligation of the Hong Kong government. Beginning in 1996, the HKMA began issuing Exchange Fund debt with a maturity of seven years, up from the previous maximum of five years and in October 1996 began issuing ten year notes.

         The HKMA is also attempting to stimulate the limited derivatives market by cutting the tax on currency futures and extending the tax exemption on securities options for another year. However, it is uncertain if the stock options market will expand, as the high concentration of a few stocks on the Hang Seng Index causes investors to put money into index options, which are typically more liquid.

TAIWAN

         Taiwan is an island located off the southeastern coast of China with a land mass of approximately 14,000 square miles and a population estimated at 21.3 million, of which 98% are ethnic Chinese. Half of the island is covered by forests and the terrain is mountainous, especially inland.

History and Politics

         In 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan, then a province of China, and set up a provisional government which was declared by the provisional government to be the official government of mainland China. The initial focus of the Nationalist or Kuomintang Party
(KMT) was to assume control of mainland China rather than concentrating on Taiwan. An impetus for internal development was slow in arising. The KMT imposed marital law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and the formation of opposition parties were allowed. The trend toward democracy has continued since 1987. Opposition parties have been allowed to
participate in the political process.   In the legislative
elections of 1995, the once-dominant KMT party failed to attain a majority of the vote although it still held a majority in the legislature, and in 1996 Taiwan elected its President by direct popular vote for the first time.

         China's official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan's official position remains the same as in 1949, that its government is the rightful government of Mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China while only 29 nations recognize the government of Taiwan as the official government of China. While there is a growing movement in Taiwan towards declaring independence from China, the Taiwanese government has been wary of such a declaration out of fear of reprisals by China. While China has from time to time flexed its military muscle, the threat of an actual invasion from China is generally believed not to be imminent.

Government

         Taiwan continues in the process of moving from a mostly one party system to a representative democracy. Its elected branches of government consist of the National Assembly, which until 1994 elected the President and Vice President, but is now limited to amending the Constitution, and the Legislative Yuan
which is the equivalent of a parliament.   The role of the
National Assembly, which is partially elected and partially nominated by Taiwanese political parties, in determining government policy has been increasingly limited as the Legislative Yuan, which was historically viewed as a means to legitimize KMT policy, has assumed an increasingly important role. The President, who is directly elected by the Taiwanese people, together with the Legislative Yuan appoint the Prime Minster and monitors the administrative activities of the Executive Yuan. Reforms are currently pending which would grant the Legislative Yuan the power to dismiss the Prime Minister through a vote of no confidence, impeach the President and Vice President and propose constitutional amendments. It is unclear if, and to what extent, these reforms will be adopted and what their effect might be on Taiwan's economy and relations with China.

Economy

         Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan's manufacturing base has moved towards the production of high-end consumer goods, particularly into the chemical and computer sectors. Taiwan's GDP has risen at a steady rate over recent years, as its GDP grew a reported 6.8% in 1992, 6.3% in 1993, 6.5% in 1994, 6.0% in 1995 and 5.7% in 1996. Estimates have been reported that Taiwan's GDP will grow at 6% in 1997 and at 6.3% in 1998. Taiwan's inflation rate was estimated at 4.5% in 1992, 2.9% in 1993, 4.1% in 1994, 3.7% in 1995 and 3.1% in 1996.
Reported estimates of inflation in 1997 and 1998 are 3% and 3.3%, respectively.

         In 1996, manufacturing continued as Taiwan's most important sector, accounting for 28.2% of its GDP, with an emphasis on electronics and computers. The financial, insurance and real estate sectors, which continue to grow, represented 19.5% of Taiwan's GDP. While the manufacturing sector continues to be most important, Taiwan has been reducing its economic reliance on this sector, with the services sector, including the financial, insurance and real estate sectors, at present accounting for over 60% of Taiwan's GDP.

         Due to its consistent yearly merchandise trade surpluses, Taiwan retains one of the highest levels of foreign reserves in the world, estimated at US$88 billion as of the end of 1996. The annual trade surplus reached a peak of US$18.7 billion in 1987 before declining to US$7.7 billion in 1994. In 1995 and 1996, the trade surplus again increased, mainly due to a sharp drop in the demand for imports as economic growth in Taiwan slowed. The 1996 trade surplus reached a nine year high at US$14.7 billion. It has been predicted that Hong Kong will replace the U.S. as Taiwan's number one export market within the next few years, in part because Hong Kong is used as a transshipment port for goods destined for China. Taiwan's Ministry of Finance estimates that between 60% and 70% of all exports to Hong Kong end up in China. Taiwan and China have come to an agreement allowing Taiwan continued access to China's markets through Hong Kong.

         Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in a large government budget deficits in recent years. From 1992 to 1995, budget deficits ranged from 5% to 7.1% of GDP. While deficits are being combatted by cutbacks in spending, debt-service payments have been projected to be 13.9% of government spending for fiscal year 1996-97.

Economic Relations with China

         Taiwan and China, while separated geographically and politically, are coming closer together economically despite Taiwanese government warnings that Taiwan is becoming overdependent on China, while at the same time losing its manufacturing base to the mainland. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. At present, China estimates that Taiwanese investors have invested approximately US$15.6 billion into China (unofficial estimates range from US$20 to $30 billion), with only US$6.8 billion of this amount approved by the government. While the government continues to attempt to limit investments in China, including recently enacting sanctions ranging from NT$1 million up to NT$5 million for illegal investments, trade between China and Taiwan continues to expand. Exports to China rose 8.7% in 1996 from 1995 with Taiwan recording an estimated US$15 billion trade surplus with China. The 1996 trade growth is lower than in recent years, such as in 1993 when trade with China grew almost 31%. In the first quarter of 1997, exports to China have reportedly risen 1.9% from the same period in 1996. Imports from China are estimated to have increased 7.9% during the same period.

         Trade between China and Taiwan is not expected to be adversely affected by Hong Kong's transfer to China, as limited direct trade has begun between China and Taiwan and Taiwan's continued use of Hong Kong as a entry port into China has been agreed to by both countries. The Taiwanese government has, however, continued to encourage Taiwanese investors to invest in countries other than China. As a result, investments in countries other than China increased by an estimated 210% in 1996 from 1995. This policy, however, has not had a large effect on slowing investment in China as Taiwan accounted for an estimated 8.7% of all foreign investment in China in 1996, second only to Hong Kong, although this percentage of investment has declined from recent years.

Banking and Finance

         Unlike Hong Kong, the Taiwanese financial markets, including both the banking and securities markets, have historically been highly regulated by the Taiwanese government. Monetary policy in Taiwan is controlled by the Central Bank of China ("CBC"). Beginning in 1989, Taiwanese financial markets began to be liberalized. Initially, interest rate restrictions were lifted followed by removal of certain restrictions on bank branches which has allowed foreign banks to open more than one branch in Taiwan. However, significant restrictions still limit foreign capital investments. Taiwan has recently announced that measures are being taken to further liberalize the financial markets by lifting restrictions on foreign capital, raising the limits on capital inflows and outflows by Taiwanese firms and allowing foreign banks greater freedom to operate.

Securities Markets

         The Taiwan Stock Exchange ("TSE"), Taiwan's primary securities exchange, is the sixth largest exchange in the world in terms of average trading volume and the fifteenth in terms of overall market capitalization. Unlike exchanges in the U.S., the TSE is used far more for speculation with excess liquidity than as a means to raise funds. Historically, the market has been extremely volatile. Beginning in 1989, the market rose from approximately 5,000, to just below 12,500 by February 1990 and thereafter fell to 2,500 by September 1990. Since this collapse, the market has been less erratic and posted an increase of 34% for all of 1996. As of June 30, 1997, the Exchange was up to 9,030 from 6,934 at the end of December 1996. The ROC Over-the-Counter Securities Exchange ("ROSE"), which is set up similarly to the NASDAQ system in the U.S., has grown rapidly in recent years. That exchange is up from 28 listed companies worth an estimated NT$41.79 billion in 1995 to, at present, more than 90 listed companies worth an estimated NT$108 billion.
Government officials have indicated they expect 80 new listings this year.

         While Taiwan is in the process of opening up its financial markets to foreign investors, significant restrictions still exist, including foreign investment restrictions on the TSE. Although recently raised from 20%, there is still a limit on total foreign investment in an exchange listed security of 25% of the market capitalization of the security. At present, this restriction is not viewed as a significant hindrance to foreign investment, as total foreign investment under this 25% cap is estimated at over US$90 billion, while total foreign investment on the exchange is estimated at only US$11 billion. Along with the 25% limitation, no single CBC and TSEC qualified foreign institutional investor ("QFII"), such as Alliance acting on behalf of the Fund and Alliance's other clients, can acquire more than 10% of a listed security's market capitalization. Non-QIFFS are limited to a maximum investment in all Taiwanese securities of US$5 million for individuals and US$50 million for corporations. Taiwan further restricts purchases by foreign investors of securities of certain companies to prescribed limits or forbids foreign investment completely in certain industries. Securities of companies in the cement, transportation, banking and utility industries now traded on TSE or ROSE are currently subject to proscribed limits.

         Because of the above limitations, and in part, because of burdensome procedures that must be followed prior to investing in Taiwanese securities, foreign investment has never reached the maximum limits. The procedures which have dissuaded foreign investment include requirements that a QFII receive approvals from the CBC and Taiwan Securities and Exchange Commission ("TSEC") prior to purchasing listed and OTC securities. Further procedures include the need for a QFII to obtain, on a case by case basis, government approval to purchase non-listed and non-OTC securities, and the restriction that only a preapproved maximum amount for all of a QIII's accounts may be invested in TSE listed securities. The maximum at present is US$600 million. The TSE closely monitors trading by QFIIs. If the full preapproved amount is not remitted in and converted into N.T. Dollars within six months of initial approval, the approval to the extent of the unremitted amount is revoked and a new application for permitted investment, not exceeding the US$600 million limit, must be submitted. The approval and reapproval increases can take several weeks, resulting in the possible loss of investment opportunities by the Fund during such times. The quotas also involve somewhat onerous reporting requirements. The Fund will endeavor to have an appropriate amount approved for investment on the TSE at all times, but given the Fund's status as an open-end investment company and changing market conditions, there may be times when the requisite approval has not yet been received. The Taiwanese government is aware that these bureaucratic restrictions are limiting foreign investment, but there is no indication of any near-term change.

         The Taiwanese bond market has been expanding rapidly in recent years, increasing from an estimated NT$41 billion of corporate debt instruments issued in 1995 to an estimated NT$108 billion in 1996. In 1996, the Taiwanese government issued bonds totaling an estimated NT$175 billion, the highest level in four years. On May 28, 1997, the Taiwan Rating Corporation, which is half owned by S&P, began to rate debt issued by Taiwanese corporations. It is expected that foreign investors will become increasingly active in the local bond market as rating information becomes available for Taiwanese firms issuing corporate debt. This new local rating agency does not rate government issued debt. S&P and Moody's rate Taiwanese sovereign government debt at AA+ and Aa3, respectively.

         At present, neither short selling, margin transactions nor the lending of securities by the Fund is permitted, although it is expected that foreign investors will have limited access to securities lending within the next year. Taiwan has also announced plans to open a commodity futures exchange in October 1997 to be regulated by a Securities and Futures Commission. Futures on indexes of Taiwanese securities have been traded on the Chicago and Singapore futures markets since January 9, 1997. While Taiwan has restricted investment by its local futures commission merchants in the Chicago or Singapore exchanges, investors can still invest in these markets through brokers in Hong Kong and elsewhere.

____________________________________________________________

                           APPENDIX B:

                  CERTAIN INVESTMENT PRACTICES
____________________________________________________________

         The information in this Appendix concerning investment practices in which the Fund is authorized to engage may not be currently permitted under applicable laws or regulations or to engage in various of these practices and they may otherwise be unavailable in certain countries. The Fund intends to engage in these practices to the extent such practices become available and permissible in the future.

Options

         The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period, by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

         An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or
(vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

_________________________________________________________________

                           APPENDIX C

                     DEBT SECURITIES RATINGS
_________________________________________________________________

    The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

    Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more suspectible to adverse changes in economic conditions and circumstances than higher-rated securities.

    Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under and order of liquidation.










































                               C-2
00250235.AK5

           Alliance Greater China '97 Fund, Inc.
            Statement of Assets and Liabilities
                       July 29, 1997

ASSETS

    Cash.......................................     $100,300
    Deferred organization expenses (Note A) ...      326,500
                                                    --------

    Total assets...............................      426,800
                                                    --------

LIABILITIES

    Deferred organization expenses payable
    (Note A)...................................      326,500
                                                    --------

NET ASSETS

    (Applicable to 10 shares of Class A common
    stock issued and outstanding, 10 shares of
    Class B common stock issued and
    outstanding, 10 shares of Class C common
    stock issued and outstanding and 10,000
    shares of Advisor Class common stock issued
    and outstanding, each with $.001 par value
    and 3,000,000,000 shares authorized.).....      $100,300
                                                    ========

CALCULATION OF MAXIMUM OFFERING PRICE

Class A Shares
    Net asset value and redemption price per
    share ($100/10 shares issued and
    outstanding)..............................        $10.00
    Sales charge--4.25% of public offering
    price.....................................           .44
                                                      ------
    Maximum offering price....................        $10.44
                                                      ======

Class B Shares
    Net asset value and offering price per
    share ($100/10 shares issued and
    outstanding)..............................        $10.00
                                                      ======

Class C Shares
    Net asset value and offering price per
    share ($100/10 shares issued and
    outstanding)..............................        $10.00
                                                      ======

Advisor Class Shares
    Net asset value, offering and redemption
    price per share ($100,000/10,000 shares
    issued and outstanding)...................        $10.00
                                                      ======

    See notes to Statement of Assets and
    Liabilities

              Alliance Greater China '97 Fund, Inc.
          Notes to Statement of Assets and Liabilities
                          July 29, 1997

Note A-Organization

Alliance Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997, and is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. The Fund has had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares of Class A common stock for the amount of $100, 10 shares of Class B common stock for the amount of $100, 10 shares of Class C common stock for the amount of $100 and 10,000 shares of Advisor Class common stock for the amount of $100,000, in each case on July 29, 1997. The Fund currently offers four classes of shares. Class A shares are sold with an initial sales charge imposed at the time of purchase. Class B shares are sold with a contingent deferred sales charge imposed on most redemptions made within four years of purchase and higher distribution fees. Class C shares are sold with a contingent deferred sales charge imposed on redemptions made within one year of purchase and higher distribution fees. Advisor Class shares are sold without any initial or contingent deferred sales charge and without ongoing distribution expenses. Costs incurred and to be incurred in connection with the organization and initial registration of the Fund will be paid initially by the Adviser. The Fund will reimburse the Adviser for such costs, which will be deferred and amortized by the Fund over the period of benefit, not to exceed 60 months from the date the Fund commences investment operations. If any of the initial shares of the Fund are redeemed by a holder thereof during such amortization period, the proceeds will be reduced by the unamortized organization expenses in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Note B-Investment Advisory, Transfer Agency and Distribution
Services Agreements

    Under the terms of an Investment Advisory Agreement, the Fund will pay the Adviser a management fee at an annual rate of 1% of the Fund's average daily net assets. Such fee will be accrued daily and paid monthly.

    The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., (the "Principal Underwriter"), a wholly-owned subsidiary of the
Adviser.   The Agreement provides that with respect to Class A
shares, Class B shares and Class C shares, the Principal Underwriter will use amounts payable under the Agreement in their entirety for distribution assistance and promotional activities. The Agreement provides that the Adviser use its own resources to finance the distribution of the Fund's shares.

    The Fund will compensate Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for performing transfer agency-related services for the Fund.

                 Report of Independent Auditors


Shareholder and Board of Directors
Alliance Greater China '97 Fund, Inc.


We have audited the accompanying statement of assets and liabilities of Alliance Greater China '97 Fund, Inc. as of
August 12, 1997. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether this statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over all statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Alliance Greater China '97 Fund, Inc. at August 12,
1997, in conformity with generally accepted accounting principles.



                                  ERNST & YOUNG LLP


New York, New York
August 12, 1997














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